As filed with the Securities and Exchange Commission on March 31, 2026
Registration No. 333-

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM S-3
REGISTRATION STATEMENT
Under
THE SECURITIES ACT OF 1933

Perpetua Resources Corp.
(Exact name of registrant as specified in its charter)
British Columbia, Canada	1040	98-1040943
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)
405 S. 8th Street, Ste 201
Boise, Idaho 83702
(208) 901-3060
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Perpetua Resources Idaho, Inc.
Jonathan Cherry
President & Chief Executive Officer
405 S. 8th Street, Ste 201
Boise, Idaho 83702
(208) 901-3060
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:
Joanna D. Enns
Hunton Andrews Kurth LLP
1445 Ross Avenue, Suite 3700
Dallas, Texas 75202
(214) 979-3000

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this registration statement.
If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.   ☐
If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box:   ☒
If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.   ☐
If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.   ☐
If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.   ☒
If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.   ☐
Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act.
Large accelerated filer ☐	Accelerated filer ☐
Non-accelerated filer ☒	Smaller reporting company ☒
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.   ☐

EXPLANATORY NOTE
This registration statements contains two prospectuses:
•
a base prospectus that covers the offering, issuance and sale by us of an indeterminate amount of our Common Shares, preferred stock, debt securities, warrants, subscription receipts and units from time to time in one or more offerings; and

•
a resale prospectus that covers the offer and resale by certain selling shareholders of our Common Shares from time to time in one or more offerings.

The base prospectus immediately follows this explanatory note. The specific terms of any securities to be offered pursuant to the base prospectus will be specified in a prospectus supplement to the base prospectus. The secondary offering prospectus immediately follows the base prospectus.

PROSPECTUS
Perpetua Resources Corp.
COMMON SHARES
PREFERRED SHARES
DEBT SECURITIES
WARRANTS
SUBSCRIPTION RECEIPTS
UNITS

From time to time, in one or more offerings, we may offer and sell our common shares, no par value (“Common Shares”), preferred shares, debt securities, warrants, subscription receipts and units.
We may offer and sell these securities from time to time in amounts, at prices and on terms to be determined by market conditions and other factors at the time of our offerings. This prospectus provides you with a general description of these securities and the general manner in which we will offer these securities. The specific terms of any securities that we offer will, if not included in this prospectus or information incorporated by reference herein, be included in a supplement to this prospectus. Any prospectus supplement may also add, update or change information contained in this prospectus.
Our Common Shares are listed on The Nasdaq Capital Market (the “Nasdaq”) and on the Toronto Stock Exchange (the “TSX”) under the symbol “PPTA.”
Investing in our securities involves risk. Before you make an investment in our securities, you should read carefully this prospectus, the risks we describe in this prospectus and in any accompanying prospectus supplement, as well as the risk factors in the documents incorporated by reference into this prospectus and in any accompanying prospectus supplement before you invest. See “Risk Factors” beginning on page 7 of this prospectus.
We may sell the securities directly or to or through underwriters or dealers, and also to other purchasers or through agents. The names of any underwriters or agents that are included in a sale of securities to you, and any applicable commissions or discounts, will be stated in any accompanying prospectus supplement. In addition, the underwriters, if any, may over-allot a portion of the securities.
Neither the U.S. Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this prospectus is March 31, 2026.

ABOUT THIS PROSPECTUS
This prospectus is part of a registration statement that we have filed with the SEC, as a “well-known seasoned issuer,” as defined in Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”), using a “shelf” registration process. Under this shelf registration process, we may offer and sell from time to time any combination of the securities described in this prospectus in one or more offerings. This prospectus provides you with a general description of the securities that are registered hereunder that may be offered by us. Each time we offer the securities, we will provide you with a prospectus supplement that will describe, among other things, the specific amounts and prices of the securities being offered and the terms of the offering.
Any prospectus supplement may add, update, or change information contained in this prospectus. Any statement that we make in this prospectus will be modified or superseded by any inconsistent statement made by us in any prospectus supplement. The information in this prospectus is accurate as of its date. Additional information, including our financial statements and the notes thereto, is incorporated in this prospectus by reference to our reports filed with the SEC. Therefore, before you invest in our securities, you should carefully read this prospectus and any prospectus supplement relating to the securities offered to you together with the additional information incorporated by reference in this prospectus and any prospectus supplement (including the documents described under the heading “Where You Can Find More Information” and “Documents Incorporated by Reference” in both this prospectus and any prospectus supplement).
You should rely only on the information contained in or incorporated by reference in this prospectus or any prospectus supplement. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. Neither we nor anyone acting on our behalf is making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information incorporated by reference or provided in this prospectus or any prospectus supplement is accurate as of any date other than the date on the front of those documents.
Unless the context otherwise requires, throughout this prospectus and any applicable prospectus supplement, the words “we,” “us,” the “registrant,” “the Company,” or “Perpetua” refer to Perpetua Resources Corp.; and the term “securities” refers to collectively to securities registered hereunder or any combination thereof. In this prospectus, unless otherwise specified, all dollar amounts are expressed in U.S. dollars. All references to “dollars” or “$” are to U.S. dollars and references to “C$” are to Canadian dollars.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This prospectus, any prospectus supplement, and the information incorporated by reference in this prospectus and each prospectus supplement may contain “forward-looking statements” within the meaning of “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”) and “forward-looking information” within the meaning of applicable Canadian securities laws. We make such forward-looking statements pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. All statements, other than statements of historical or present facts, contained in this prospectus, any prospectus supplement, and the information incorporated by reference in this prospectus and each prospectus supplement, regarding our strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “believe,” “expect,” “estimate,” “intend,” “plan,” “project,” “outlook,” “may,” “will,” “should,” “would,” “could,” “can,” the negatives thereof, variations thereon and other similar expressions, although not all forward-looking statements contain such identifying words. Forward-looking statements are based on certain estimates, beliefs, expectations and assumptions made in light of management’s experience and perception of historical trends, current conditions and expected future developments, as well as other factors that may be appropriate. Forward-looking statements necessarily involve unknown risks and uncertainties, which could cause actual results or outcomes to differ materially from those expressed or implied in such statements. Due to the risks, uncertainties and assumptions inherent in forward-looking information, you should not place undue reliance on forward-looking statements. These forward-looking statements include, but are not limited to, statements about:
•
the Company’s ability to successfully implement and finance the Company’s Stibnite Gold Project (the “Project” or the “Stibnite Gold Project”) and the occurrence of the expected benefits from the Project;

•
the impact on the Company’s business, results of operations and financial condition of delays in obtaining or failure to obtain required permits and other governmental approvals, legal challenges by third parties to any such permits or governmental approvals, or the ability of the Company to comply with the terms and requirements of such permits and other governmental approvals;

•
the Company’s ability to meet expectations regarding its financial resources and future prospects;

•
the Company’s ability to successfully satisfy any conditions to financing sources on expected timelines, if at all, and the amount and timing of any such financing;

•
regulatory and legal changes, requirements for additional capital, requirements for additional water rights and the potential effect of proposed notices of environmental conditions relating to mineral claims;

•
the accuracy of analyses and other information based on expectations of future performance and planned work programs;

•
the accuracy of the assumptions, qualifications and limitations of the results of the Technical Report Summary and the economic results and sensitivity analysis of the variables included therein;

•
possible events, conditions or financial performance that are based on assumptions about future economic conditions and courses of action;

•
assumptions and analysis underlying our mineral resource and mineral reserve estimates and plans for mineral resource exploration and development;

•
the likelihood of successful mining operations or the profitable production of minerals and precious metals;

•
the Company’s history of losses and expectation of future losses;

•
the Company’s limited property portfolio and potential challenges related to the Company’s title to its mineral properties;

•
timing, costs and potential success of future activities on the Company’s properties, including but not limited to development and construction costs, as well as operating costs in the event that a production decision is made, and the Company’s ability to achieve production at the Project if constructed;

•
potential results of exploration, development and environmental protection, reclamation and remediation activities;

•
future outlook and goals;

•
current or future legal challenges, proceedings, litigation or environmental liability;

•
global economic, political and social conditions and financial markets, including any potential regulatory, policy or legislative changes and changes in international and trade relations, inflation levels and interest rates;

•
changes in gold and antimony commodity prices;

•
our ability to implement our strategic plan and to maintain and manage growth effectively;

•
risks related to our largest shareholder and other significant shareholders;

•
loss of key executives or the inability to hire or retain key executives or employees;

•
high levels of competition within the mining industry;

•
equipment, labor, materials and services required for construction and operation of the Project, including the Company’s ability to obtain supplies and equipment when needed and at expected prices;

•
labor shortages and disruptions;

•
cyber-attacks and other security breaches of our information and technology systems; and

•
other risks and uncertainties, including those described under the heading “Risk Factors” included in our most recent Annual Report on Form 10-K, as supplemented by our subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and any accompanying prospectus supplement.

Statements concerning mineral resource and mineral reserve estimates may also be deemed to constitute forward-looking information to the extent that such statements involve estimates of the mineralization that may be encountered if a property is developed.
These risks are not exhaustive. Because of these risks and other uncertainties, our actual results, performance or achievement, or industry results, may be materially different from the anticipated or estimated results discussed in the forward-looking statements in this prospectus, any prospectus supplement, and the information incorporated by reference in this prospectus and each prospectus supplement. Factors that may cause actual results to differ materially from current expectations include, among other things, those described under the heading “Risk Factors” in our most recent Annual Report on Form 10-K filed with the SEC, as supplemented by our subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and discussed elsewhere in this prospectus, each prospectus supplement, and the information incorporated by reference in this prospectus and each prospectus supplement. New risk factors emerge from time to time, and it is not possible for our management to predict all risk factors nor can we assess the effects of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in, or implied by, any forward-looking statements. Our past results of operations are not necessarily indicative of our future results. You should not rely on any forward-looking statements, which represent our beliefs, assumptions and estimates only as of the dates on which they were made, as predictions of future events. We undertake no obligation to update these forward-looking statements, even though circumstances may change in the future, except as required under applicable securities laws. We qualify all of our forward-looking statements by these cautionary statements.

THE COMPANY
We are engaged in acquiring mining properties with the intention of exploring, evaluating, developing and placing them into production, if warranted. Our principal mineral project is the Stibnite Gold Project in Idaho, USA, which contains several gold, silver and antimony mineral deposits. The Company’s current focus is to redevelop three of the deposits known as the Hangar Flats Deposit, West End Deposit and Yellow Pine Deposit, all of which are located within the Stibnite Gold Project, as well as reprocess certain historical tailings located on the Project. These development activities are intended to be undertaken in conjunction with a major restoration program designed to address legacy impacts related to historical mining activities in the Project area.
We were incorporated under the Business Corporations Act (British Columbia) (the “BCBCA”) on February 22, 2011, under the name “Midas Gold Corp.” We changed our name to “Perpetua Resources Corp.” on February 15, 2021. Our headquarters are located at Suite 201, 405 South 8th Street, Boise, Idaho 83702, and our telephone number is (208) 901-3060. Our website address is www.perpetuaresources.com. The information contained on, or that can be accessed through, our website is not part of, and is not incorporated into, this prospectus. We have included our website address in this prospectus solely as an inactive textual reference.

WHERE YOU CAN FIND MORE INFORMATION
We file annual, quarterly and current reports and other information with the SEC. Our filings with the SEC are available to the public through the Internet at the SEC’s website at http://www.sec.gov, which contains reports, proxy and information statements, and other information regarding issuers, including Perpetua, that file electronically with the SEC. We are also subject to requirements of the applicable securities laws of Canada, and documents that we file with the securities commissions or similar regulatory authorities in Canada may be found under our profile on SEDAR+ at www.sedarplus.ca.
We make available free of charge through our website (www.perpetuaresources.com) all of the documents that we file with the SEC as soon as reasonably practicable after we electronically file those documents with the SEC or similar regulatory authorities in Canada. In addition to the reports filed or furnished with the SEC and the securities commissions or similar regulatory authorities in Canada, we publicly disclose information from time to time in our press releases, investor presentations posted on our website and at publicly accessible conferences. Such information, including information posted on or connected to our website or any other website, is not a part of, or incorporated by reference in, this prospectus unless specifically so designated and filed with the SEC or the securities commissions or similar regulatory authorities in Canada.

DOCUMENTS INCORPORATED BY REFERENCE
The SEC allows us to incorporate by reference into this prospectus the information we file with it, which means that we can disclose important information to you by referring you to the documents we file with the SEC. The information incorporated by reference is considered to be part of this prospectus, and later information that we file with the SEC will automatically update and supersede information in this prospectus and information previously filed with the SEC. Therefore, before you decide to invest in a particular offering under this shelf registration statement, you should always check for reports we may have filed with the SEC after the date of this prospectus.
We incorporate by reference the documents listed below and any future filings made by us with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, after the date of the initial registration statement and prior to termination of the offering of the securities described in this prospectus (other than, in each case, documents or information deemed to have been furnished and not filed in accordance with the SEC rules):
•
our Annual Report on Form 10-K for the year ended December 31, 2025, filed on March 31, 2026;

•
the information specifically incorporated by reference into our Annual Report on Form 10-K for the year ended December 31, 2024, from our definitive proxy statement on Schedule 14A, filed on April 2, 2025;

•
our Current Report on Form 8-K filed on March 5, 2026; and

•
the description of our Common Shares contained in our Registration Statement on Form 8-A filed with the SEC on January 20, 2021, including any amendment or report filed with the SEC for purposes of updating such description, including Exhibit 4.1 to our Annual Report on Form 10-K for the year ended December 31, 2025.

You may obtain copies of any of the documents incorporated by reference in this prospectus from the SEC through the SEC’s website at the address provided above. We will also provide without charge to each person, including any beneficial owner, to whom a prospectus is delivered, upon written or oral request, a copy of any document incorporated by reference in this prospectus and any exhibit specifically incorporated by reference in those documents. Requests for such documents or exhibits should be directed to:
Perpetua Resources Corp.
Attn: Investor Relations Manager
405 S. 8th Street, Ste 201
Boise, Idaho 83702
Telephone number: (208) 901-3060

RISK FACTORS
An investment in our securities involves risks. Before you invest in our securities, you should carefully consider those risk factors included in our most recent Annual Report on Form 10-K, and any updates to those risk factors in our Quarterly Reports on Form 10-Q filed subsequent to such Form 10-K and our Current Reports on Form 8-K filed subsequent to such Form 10-K, each of which is incorporated herein by reference, and those risk factors that may be included in any applicable prospectus supplement together with all of the other information included in this prospectus, any prospectus supplement, and the documents we incorporate by reference in evaluating an investment in our securities. If any of these risks were actually to occur, our business, financial condition or results of operations could be materially adversely affected. Additional risks not presently known to us or that we currently believe are immaterial may also significantly impair our business operations and financial condition. Please read “Cautionary Note Regarding Forward-Looking Statements.” When we offer and sell any securities pursuant to a prospectus supplement, we may include additional risk factors relevant to such securities in the prospectus supplement.

USE OF PROCEEDS
Unless otherwise specified in an accompanying prospectus supplement, the net proceeds of any offering of securities under a prospectus supplement will be used for general corporate purposes, which may include, among other things, funding the construction and development of the Stibnite Gold Project, working capital costs in excess of the Project capital costs, continuing exploration and development activities, and restoration and reclamation work. More detailed information regarding the use of proceeds from any particular sale of securities pursuant to this prospectus may be included in the applicable prospectus supplement.

CERTAIN INCOME TAX CONSIDERATIONS
Information regarding material U.S. and Canadian federal income tax consequences to persons investing in the securities offered by this prospectus will be set forth in an applicable prospectus supplement. You are urged to consult your own tax advisors prior to any acquisition of our securities.

DESCRIPTION OF COMMON AND PREFERRED SHARES
The following summary describes our Common Shares and the material provisions of our Notice of Articles and Articles and of the BCBCA. Because the following is only a summary, it does not contain all of the information that may be important to you. For a complete description, you should refer to our Articles, a copy of which has been filed as an exhibit to the registration statement of which this prospectus is a part, and to the applicable provisions of the BCBCA.
General
There are no special rights or restrictions attached to any of the Common Shares, which all rank equally as to all benefits which might accrue to the holders of Common Shares.
Authorized Share Capital
We are authorized to issue an unlimited number of Common Shares without par value. As of March 24, 2026, we have 124,949,691 Common Shares outstanding.
Voting Rights
Holders of Common Shares are entitled to receive notice of and to attend any meetings of shareholders of the Company. At any general meeting, subject to the restrictions on joint registered owners of Common Shares, on a vote by show of hands every shareholder who is present in person or by proxy and entitled to vote has one vote and on a poll, every shareholder entitled to vote has one vote for each Common Share of which he, she or it is the registered owner and may exercise such vote either in person or by proxy. On a poll, a shareholder entitled to more than one vote need not cast all the votes in the same way. The majority of votes required for the Company to pass a special resolution at a general meeting of shareholders is two-thirds of the votes cast on the resolution.
Economic Rights
Dividends and Distributions.
Subject to the BCBCA, holders of Common Shares are entitled to receive dividends if, as and when declared by the board of directors of the Company (the “Board”) at its discretion from funds legally available therefor, in each case subject to the rights, privileges, restrictions and conditions attached to any other series or class of shares ranking senior in priority to or on a pro-rata basis with the holders of Common Shares with respect to dividends.
Liquidation Rights.
Subject to the BCBCA, in the event of our liquidation, dissolution, or winding-up, holders of Common Shares are entitled to receive a pro rata share of our assets available for distribution to the shareholders after payment of debts and other liabilities, in each case subject to the rights, privileges, restrictions and conditions attached to any other series or class of shares ranking senior in priority to or on a pro-rata basis with the holders of Common Shares with respect to liquidation.
Conversion.
Holders of Common Shares have no conversion rights.
Pre-emptive Rights.
Paulson & Co. Inc. (“Paulson”) is entitled to the right of first opportunity to provide any equity financing required by us pursuant to the Amended and Restated Investor Rights Agreement between Midas Gold Corp., Idaho Gold Resources Company, LLC and Paulson & Co. Inc., dated March 17, 2020 (the “Paulson Investor Rights Agreement”) so long as Paulson owns in the aggregate 10% or more of the issued and outstanding Common Shares.

Participation Rights.
So long as Paulson owns at least 10% or more of the issued and outstanding Common Shares, Paulson has the right to participate in any future issuances of debt or equity securities of the Company to maintain its pro rata interest in the Company.
Pursuant to the Investor Rights Agreement between the Company and Agnico Eagle Mines Limited (“Agnico”), dated October 28, 2025 (the “Agnico Investor Rights Agreement”), so long as Agnico owns at least 1.5% or more of the issued and outstanding Common Shares, Agnico will have the right, subject to certain exceptions, to participate in equity offerings conducted by the Company to retain its pro rata equity ownership or reach beneficial ownership of up to 9.99% of the Company’s Common Shares.
Additionally, pursuant to the Investor Rights Agreement between the Company and JPMorgan Chase Funding Inc. (“JPMorgan”), an affiliate of JPMorgan Chase & Co., dated October 28, 2025 (the “JPM Investor Rights Agreement”), for so long as JPMorgan owns at least 1.5% or more of the issued and outstanding Common Shares, JPMorgan will have the right, subject to certain exceptions, to participate pro rata in equity offerings conducted by the Company.
Subscription Rights.
Holders of Common Shares have no subscription rights.
Redemption Provisions.
There are no redemption provisions applicable to our Common Shares.
Sinking Fund Provisions.
There are no sinking fund provisions applicable to our Common Shares.
Preferred Shares
We currently have no outstanding preferred shares. We are authorized to issue an unlimited number of first preferred shares without par value, and an unlimited number of second preferred shares without par value. If we were to register and issue preferred shares, such preferred shares would rank senior to the Common Shares with respect to the payment of dividends and the distribution of assets on a liquidation, dissolution or winding up of the Company.
Shareholder Approval; Vote on Extraordinary Corporate Transactions
Under the BCBCA, certain extraordinary corporate actions, such as amalgamations (other than with certain affiliated companies), continuances to another jurisdiction and sales, leases or exchanges of all, or substantially all, of the property of a company (other than in the ordinary course of business), and other extraordinary corporate actions such as liquidations, dissolutions and arrangements (if ordered by a court), are required to be approved by a “special resolution” of shareholders.
A “special resolution” is a resolution (i) passed by a majority of not less than two-thirds of the votes cast by the shareholders who voted in respect of the resolution, or (ii) signed by all shareholders entitled to vote on the resolution. In specified cases, a special resolution to approve an extraordinary corporate action is required to be approved separately by the holders of a class or series of shares, including in certain cases a class or series of shares not otherwise carrying voting rights.
Approval Rights
Under the Paulson Investor Rights Agreement, so long as Paulson owns 20% or more of the outstanding Common Shares, without the prior written approval of Paulson and subject to certain exceptions, the Company shall not, and shall not permit any subsidiary to: (a) voluntarily delist from any stock exchange where its securities are listed; (b) incur any indebtedness or guarantee any indebtedness; or (c) incur any lien, claim or security interest on assets of the Company or any subsidiary including royalty agreements, streaming agreements or long-term offtake agreements.
Amendments to the Governing Documents
Under the BCBCA, the type of resolution required to be passed in order to authorize amendments to the notice of articles and/or articles of a company is determined as follows:
•
the type of resolution specified by the BCBCA; or

•
if not specified by the BCBCA, the type of resolution specified by the company’s articles; or

•
if neither (i) nor (ii) apply, a special resolution.

If the proposed amendment would affect a particular class of shares in certain specified ways, the holders of shares of that class are entitled to vote separately as a class on the proposed amendment, whether or not the shares otherwise carry the right to vote.
A company may alter its articles to specify or change the majority of votes that is required to pass a special resolution, which majority must be at least 2/3 and not more than 3/4 of the votes cast on the resolution, if the shareholders resolve, by a special resolution, to make the alteration. A company may also alter its articles to specify or change the majority of votes that is required for shareholders holding shares of a class or series of shares to pass a special separate resolution, which majority must be at least 2/3 and not more than 3/4 of the votes cast on the resolution, if (a) the shareholders resolve, by a special resolution, to make the alteration, and (b) shareholders holding shares of that class or series of shares consent by a special separate resolution of those shareholders.
There are no restrictions in the BCBCA on when the Company’s Articles can be altered. There is a general rule at common law that an alteration to the articles must be bona fide and in the best interests of the company as a whole. Where a shareholder alleges there has been, or is proposed to be, an alteration to the articles that is unfairly prejudicial to one or more of the shareholders, including the applicant, the applicant may be able to claim unfair prejudice. If the articles are being altered by the directors, the directors have similar duties to act honestly and in good faith with a view to the best interests of the company. Where the directors propose to alter or have altered the articles in a manner that a shareholder claims to be oppressive to one or more of the shareholders, the oppression/unfair prejudice remedies in the BCBCA may apply.
Quorum of Shareholders
The BCBCA provides that the quorum for the transaction of business at a meeting of shareholders of a company is the quorum established by the articles, or, if no quorum is established by the articles, two shareholders entitled to vote at the meeting whether present in person or by proxy.
Our Articles provide that the presence, in person or by proxy, of two or more shareholders representing at least 33 1∕3% of the outstanding Common Shares on the record date entitled to be voted will constitute a quorum for the transaction of business at any meeting of shareholders.
Calling Meetings
The BCBCA requires that a company must hold its first annual general meeting not more than 18 months after the date on which it was recognized and subsequent annual general meetings must be held at least once in each calendar year and not more than 15 months after the annual reference date (which generally means that date of the last preceding annual general meeting).
General meetings of shareholders held between annual general meetings to consider matters other than those specifically required by the BCBCA or the Articles to be dealt with at an annual general meeting are commonly referred to as extraordinary general meetings. An extraordinary general meeting of shareholders may be called at any time for the transaction of any business the general nature of which is specified in the notice calling the meeting.
The shareholders (as defined in the BCBCA) of not less than 5% of the issued shares of a company that carry the right to vote at a meeting sought to be held may requisition the directors to call a general meeting of shareholders for the purposes stated in the requisition. In order to have standing to requisition a general meeting, a requisitionist must be entered on the securities register of the company as the registered owner of voting shares. If a general meeting is properly requisitioned, the directors must call a general meeting to transact the business specified in the requisition, to be held within four months after the date the requisition is received by the company.
General meetings must be held in British Columbia unless (a) a location outside British Columbia is provided for in the articles; (b) the articles do not restrict the company from approving a location outside British Columbia for holding a general meeting and a location outside British Columbia is (i) approved by the resolution required by the articles for that purpose; or (ii) if no resolution is required by the articles for that purpose, approved by an ordinary resolution; or (iii) the location for the meeting is approved in writing by the registrar before the meeting is held.
Our Articles provide that general meetings may be held outside British Columbia if that location is approved either by a resolution of the directors or in writing by the registrar before the meeting is held.
If the general meeting is a partially electronic meeting, as contemplated by the BCBCA, these requirements apply to the location where persons attend the meeting in person. If the general meeting is a fully electronic meeting, these requirements do not apply.
Shareholder Consent in Lieu of Meeting
Under the BCBCA, consent resolutions of shareholders are deemed to be proceedings at meetings of those shareholders and to be as valid and effective as if passed at a meeting that complies with all the requirements of the BCBCA and the articles relating to meetings of shareholders. A company must keep a copy of any shareholders’ consent resolutions, and minutes of shareholders’ meetings, at the records office of the company.
A “consent resolution” of shareholders in respect of the Company means:
•
in the case of a resolution of shareholders that may be passed as an ordinary resolution, a resolution consented to in writing by shareholders holding shares that carry the right to vote at general meetings who, in the aggregate, hold shares carrying at least 66 2∕3% of the votes entitled to be cast on the resolution; and

•
in the case of any other resolution of shareholders, a unanimous resolution.

Director Qualification, Election and Number
Only an individual who is properly qualified may become or act as a director of a company. Those who are not qualified to become or act as directors (or officers) include people under the age of 18 (not 19, the age of majority), people found to be incapable of managing their own affairs, undischarged bankrupts, and people who have been convicted of an offence concerning the promotion, formation, or management of a corporation or an unincorporated business or an offence involving fraud, subject to certain exceptions.
Under the BCBCA, a company must have at least one director and a public company must have at least three directors. Our Articles provide that the number of directors is set at the most recently set of:
•
the number of directors elected by ordinary resolution; and

•
if at any meeting of shareholders at which there should be an election of directors, the places of any of the retiring directors are not filled by that election, those retiring directors who are not re-elected and who are asked by the newly elected directors to continue in office will, if willing to do so, continue in office until further new directors are elected. If any such election/continuance of directors does not result in the number of directors set for the time being, the number of directors of the Company is deemed to be set at the number of directors actually elected or continued in office.

The Board has adopted a majority voting policy (the “Majority Voting Policy”) which requires, in an election of directors, other than at a Contested Meeting (as defined below), any director who receives a greater number of shares withheld than shares voted in favor of his or her election must immediately tender his or her resignation (the “Resignation”) to the Board. The Corporate Governance and Nominating Committee of the

Company will then review the matter and make a recommendation to the Board. In considering the Resignation, the Corporate Governance and Nominating Committee and the Board shall consider all factors they deem relevant. The Board shall determine whether or not to accept the Resignation within 90 days after the date of the relevant shareholders’ meeting. The Board shall accept the Resignation absent exceptional circumstances. The Resignation will be effective when accepted by the Board. The Director tendering the Resignation will not participate in any Board or Corporate Governance and Nominating Committee meeting at which the Resignation is considered. The Company shall promptly issue a news release with the Board’s decision and send a copy of the news release to the Toronto Stock Exchange (“TSX”). If the Resignation is not accepted, the news release shall fully state the reasons for that decision.
Under the Majority Voting Policy, a “Contested Meeting” is a meeting at which the number of directors nominated for election is greater than the number of seats available on the Board.
Under the Paulson Investor Rights Agreement, Paulson is entitled to designate nominees to the Board (each, a “Board Designee”) as follows: (a) so long as Paulson owns 10% or more of the outstanding Common Shares, Paulson shall be entitled to designate one Board Designee; and (b) so long as Paulson owns 20% or more of the outstanding Common Shares, Paulson shall be entitled to designate two Board Designees. Pursuant to the Paulson Investor Rights Agreement, the Company shall, in respect of every shareholders’ meeting at which the election of directors to the Board is considered, nominate for election to the Board the Board Designee(s), and shall use its commercially reasonable efforts to obtain shareholder approval for the election of the Board Designee(s). In the event that a Board Designee is not elected to the Board at such meeting or a Board Designee resigns or is unable to serve as a director for any reason, Paulson shall be entitled to designate a replacement director and the Company agrees to appoint, subject to applicable laws and TSX requirements, such person to the Board.
Vacancies on the Board of Directors
Under our Articles, any casual vacancy occurring in the Board may be filled by the directors.
Removal of Directors
Under our Articles, directors may be removed by shareholders or the Board as described below.
The shareholders may remove any director by special resolution, in which case the shareholders may elect, or appoint by ordinary resolution, a director to fill the resulting vacancy. If the shareholders do not elect or appoint a director to fill the vacancy contemporaneously with the removal, then the directors may appoint or the shareholders may elect, or appoint by ordinary resolution, a director to fill that vacancy.
The directors may remove any director before the expiration of their term of office if the director is convicted of an indictable offense, or if the director ceases to be qualified to act as a director of a company and does not promptly resign, and the directors may appoint a director to fill the resulting vacancy.
Fiduciary Duty of Directors
Directors of a company existing under the BCBCA have fiduciary obligations to the company. The BCBCA requires directors and officers of a British Columbia company, in exercising their powers and performing the functions of a director or officer of the company must:
•
act honestly and in good faith with a view to the best interests of the company;

•
exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances;

•
act in accordance with the BCBCA and the regulations; and

•
subject to the three subparagraphs above, act in accordance with the articles of the company.

Indemnification of Officers and Directors
See “Item 15. Indemnification of Directors and Officers” below.

Dissent Rights
The BCBCA provides that shareholders of a company are entitled to exercise dissent rights and be paid by the company for the fair value of their shares in connection with specified matters, including, among others:
•
resolution altering any restrictions on the business the company is permitted to carry on or on its powers;

•
a continuance under the laws of another jurisdiction;

•
the disposition (other than in the ordinary course of business) of all or substantially all of the undertaking of a company; and

•
an amalgamation with another company (other than with certain affiliated companies).

Oppression Remedy
The BCBCA provides an oppression remedy that enables a court to make any interim or final order it considers appropriate with a view to remedying or bringing to an end to the matters complained of by a “complainant” (including a registered shareholder, beneficial owner of Common Shares and any other person whom the court considers appropriate), may apply for an order on the ground:
•
that the affairs of the company are being or have been conducted, or that the powers of the directors are being or have been exercised, in a manner oppressive to one or more of the shareholders, including the applicant, or

•
that some act of the company has been done or is threatened, or that some resolution of the shareholders or of the shareholders holding shares of a class or series of shares has been passed or is proposed, that is unfairly prejudicial to one or more of the shareholders, including the applicant.

The oppression remedy provides the court with very broad and flexible powers to intervene in corporate affairs to protect shareholders and other complainants. Common remedies include (a) orders that remedy the specific conduct complained of, for example by ordering repayment of management fees (where the conduct complained of was the discriminatory payment of those fees) or ordering the payment of dividends (where the conduct complained of was the failure to pay them); (b) orders requiring the company or other shareholders to purchase the wronged shareholder’s shares; (c) orders appointing a receiver or receiver-manager; and (d) orders for liquidation and dissolution.
Derivative Actions
Under the BCBCA, a shareholder or director of a company may apply to the court for leave to:
•
prosecute a legal proceeding in the name and behalf of the company to:

•
enforce a right, duty or obligation owed to the company that could be enforced by the company itself;

•
obtain damages for any breach of a right, duty or obligation referred to in paragraph a above; or

•
defend, in the name and on behalf of a company, a legal proceeding brought against the company.

Under the BCBCA, the court may grant leave on terms it considers appropriate, if:
•
the complainant has made reasonable efforts to cause the directors of the company to prosecute or defend the legal proceeding;

•
notice of application for leave has been given to the company and to any other person the court may order;

•
the complainant is acting in good faith; and

•
it appears to the court that it is in the best interests of the company for the legal proceeding to be prosecuted or defended.

Under the BCBCA, the court in a derivative action may (a) make an order that the complainant give security for costs; (b) authorize any person to control the conduct of the legal proceeding or give any other directions; (c) order interim costs to be paid to the person controlling the conduct of the legal proceeding; and (d) on final disposition of a legal proceeding, make various other orders including orders for repayment of interim costs advanced and for indemnities as to costs and expenses.
Examination of Corporate Records
Under the BCBCA, upon payment of a prescribed fee, a person is entitled, during usual business hours, to examine certain corporate records and to make copies of or extracts from such documents.
Advance Notice for Shareholder Proposals and Director Nominations
The BCBCA permits certain qualified shareholders and beneficial owners of shares to submit shareholder proposals to a company, which proposals may be included in the company’s management information circular and proxy statement. To be considered for inclusion in the management information circular and proxy statement for an annual meeting of shareholders of the Company, any such shareholder proposal under the BCBCA must be:
•
signed by the submitter and qualified shareholders who, together with the submitter, are, at the time of signing registered owners or beneficial owners of shares that, in the aggregate, constitute at least 1/100 of the issued Common Shares that carry the right of vote at general meetings or having a market value in excess of $2,000;

•
received by the Company at least three months before the anniversary date of the last annual meeting of shareholders; and

•
accompanied by declarations of those making the proposal and their supporters declaring the number of Common Shares carrying the right to vote at general meetings that are owned by the signatories and the names of the registered holders of the Common Shares, for inclusion in the management information circular and proxy statement distributed to shareholders prior to the annual meeting of shareholders of the Company.

On April 4, 2013, the Board adopted an advance notice policy (which was ratified by the Company’s shareholders at the annual general meeting held on May 14, 2013) (the “Advance Notice Policy”), which fixes the deadlines by which shareholders of the Company must submit director nominations to the Company prior to any annual or special meeting of shareholders and sets forth the information that a shareholder must include in a written notice to the Company for any director nominee to be eligible for election at such annual or special meeting of shareholders.
The following is a brief summary of certain provisions of the Advance Notice Policy and is qualified in its entirety by the full text of the Advance Notice Policy:
•
Other than pursuant to (a) a proposal made in accordance with the BCBCA (as described above) or (b) a requisition of the shareholders made in accordance with the provisions of the BCBCA, shareholders of the Company must give advance written notice to the Company of any nominees for election to the Board.

•
The Advance Notice Policy fixes a deadline by which shareholders of the Company must submit, in writing, nominations for directors to the Corporate Secretary of the Company prior to any annual or special meeting of shareholders, and sets forth the specific information that such shareholders must include with their nominations in order to be effective. Only persons who are nominated in accordance with the Advance Notice Policy are eligible for election as directors of the Company.

•
For an annual meeting of shareholders, notice to the Company must be not less than 30 days and not more than 65 days prior to the date of the annual meeting; provided, however, that in the event that the annual meeting is to be held on a date less than 50 days after the date on which the first public announcement of the date of such annual meeting was made, notice may be given not later than the close of business on the 10th day following such public announcement.

•
For a special meeting of shareholders (that is not also an annual meeting), notice to the Company must be given not later than the close of business on the 15th day following the day on which the first public announcement of the date of such special meeting was made.

•
The time periods for giving notice set forth above shall in all cases be determined based on the original date of the applicable annual meeting and/or special meeting of shareholders, and in no event shall any adjournment or postponement of a meeting of shareholders, or the reconvening of any adjourned or postponed meeting of shareholders, or the announcement thereof, commence a new time period for the giving of notice as described above.

For the purposes of the Advance Notice Policy, “public announcement” means disclosure in a press release reported by a national news service in Canada, or in a document publicly filed by the Company under its profile on SEDAR+ at www.sedarplus.ca or on the SEC’s Website at www.sec.gov.
Registration Rights
Paulson is entitled to certain registration rights with respect to Common Shares held by it pursuant to the Paulson Investor Rights Agreement. Pursuant to the terms of the Paulson Investor Rights Agreement, Paulson has the right to demand that we file a prospectus and take such other steps as may be necessary to facilitate a distribution in Canada of all or any portion of the registrable securities held by Paulson, subject to certain exceptions set forth in the Paulson Investor Rights Agreement. In addition, in the event that we effect a registered distribution of securities, either for our account or for the account of our other security holders, Paulson will be entitled to certain piggyback registration rights with respect to such distribution, subject to certain limitations set forth in the Paulson Investor Rights Agreement.
The Paulson Investor Rights Agreement provides that we must pay registration expenses in connection with effecting any demand registration or piggyback registration, with the exception of commissions payable to any underwriter attributable to the holders’ registrable securities, the holders’ pro rata share of the registration expenses attributable to a demand registration offering and any and all fees, disbursements and expenses of legal counsel or other advisors retained by the holders in connection with a piggyback registration. We must pay all registration expenses in connection with an abandoned offering in respect of which piggyback registration rights have been exercised.
Additionally, pursuant to the Registration Rights Agreement by and among the Company, Agnico and JPMorgan, dated October 28, 2025, as supplemented by the Amended and Restated Joinder to Registration Rights Agreement, dated December 18, 2025, by and between the Company and Valvino Lamore LP (as supplemented, the “Registration Rights Agreement”), the selling shareholders party thereto are entitled to certain registration rights with respect to the resale of Common Shares and Common Shares issuable upon the exercise of warrants to purchase Common Shares (“Warrants”) held by each (collectively, the “Registrable Securities”). The Registration Rights Agreement provides that we must pay the costs and expenses we incur in connection with the registration and disposition of the Registrable Securities; however, the holders of the Registrable Securities will be responsible for the payment of any underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of such Registrable Securities and fees and disbursements of counsel for any holder of such Registrable Securities.
Such registration rights are subject to the exceptions and conditions set forth in the Paulson Investor Rights Agreement and the Registration Rights Agreement, respectively, which are filed as exhibits to our Annual Report on Form 10-K. The registration rights will expire upon the terms set forth in the Paulson Investor Rights Agreement and the Registration Rights Agreement, respectively.
Listing
Our Common Shares are listed on the TSX under the symbol “PPTA” and on the Nasdaq under the symbol “PPTA”.
Transfer Agent and Registrar
The transfer agent and registrar for our Common Shares is Computershare Investor Services. The transfer agent’s address is Proxy Department, 3rd Floor, 510 Burrard Street, Vancouver, BC V6C 3B9.

DESCRIPTION OF DEBT SECURITIES
General
We may issue debt securities in one or more series. When used in this “Description of Debt Securities” section, unless we state otherwise or the context clearly indicates otherwise, references to the “Company,” “we,” “us,” and “our” refer to Perpetua Resources Corp. and not any of its subsidiaries. We may issue senior or subordinated debt securities. None of the debt securities will be secured by any of our property or assets. Thus, holders of our debt securities will be unsecured creditors.
The debt indenture and its associated documents, including the debt security, will contain the full legal text of the matters described in this section and the applicable prospectus supplement. We have filed a form of the indenture with the SEC as an exhibit to our registration statement, of which this prospectus is a part. See “Where You Can Find More Information” in this prospectus for information on how to obtain copies of them.
This section and the applicable prospectus supplement summarize material terms of the indenture and the related debt security. They do not, however, describe every aspect of the indenture and the related debt security. For example, in this section and the applicable prospectus supplement, we use terms that have been given special meaning in the indenture, but we do not describe the meaning of all the terms that may be important to holders. The applicable prospectus supplement will have a more detailed description of the specific terms of the applicable debt security.
Indenture
The debt securities will be governed by a document called an indenture. The indenture is a contract between us and the trustee named in the indenture.
The trustee has two main roles:
•
First, the trustee can enforce the holders’ rights against us if we default. There are some limitations on the extent to which the trustee acts on the holders’ behalf, which we describe later under “— Default, Remedies and Waiver of Default.”

•
Second, the trustee performs administrative duties for us, such as sending interest payments and notices to holders.

Series of Debt Securities
We may issue as many distinct debt securities or series of debt securities under the indenture as we wish. This section summarizes terms of the securities that apply generally to all debt securities and series of debt securities. The provisions of the indenture allow us not only to issue debt securities with terms different from those of debt securities previously issued under the indenture, but also to “reopen” a previously issued series of debt securities and issue additional debt securities of that series. We will describe most of the financial and other specific terms of any debt security we issue in the applicable prospectus supplement. Those terms may vary from the terms described here.
The specific terms of any debt security we issue as described in the applicable prospectus supplement will supplement and, if applicable, modify or replace the general terms described in this section. If there are any differences between the applicable prospectus supplement and this prospectus with respect to a debt security, the applicable prospectus supplement will control.
When we refer to a “series of debt securities,” we mean a series of debt securities issued under the indenture. When we refer to “the applicable prospectus supplement,” we mean the prospectus supplement describing the specific terms of a particular debt security. The terms used in the applicable prospectus supplement will have the meanings described in this prospectus, unless otherwise specified.
Amounts of Issuances
The indenture will not limit the aggregate amount of debt securities that we may issue or the number of series or the aggregate amount of any particular series. We may issue debt securities and other securities at any time without the holders’ consent and without notifying holders. The indenture and the debt securities will not limit our ability to incur other indebtedness or to issue other securities other than as specified in a particular debt security, as applicable. Also, unless otherwise specified below or in the applicable prospectus supplement, we are not subject to financial or similar restrictions by the terms of the debt securities.
Principal Amount, Stated Maturity and Maturity
Unless otherwise stated, the principal amount of a debt security means the principal amount payable at its stated maturity, unless that amount is not determinable, in which case the principal amount of a debt security is its face amount. The term “stated maturity” with respect to any debt security means the day on which the principal amount of the debt security is scheduled to become due. The principal may become due sooner, by reason of redemption, acceleration after a default or otherwise in accordance with the terms of the debt security. The day on which the principal actually becomes due, whether at the stated maturity or earlier, is called the “maturity” of the principal. We also use the terms “stated maturity” and “maturity” to refer to the days when other payments become due. For example, we may refer to a regular interest payment date when an installment of interest is scheduled to become due as the “stated maturity” of that installment. When we refer to the “stated maturity” or the “maturity” of a debt security without specifying a particular payment, we mean the stated maturity or maturity, as the case may be, of the principal.
Specific Terms of Debt Securities
The applicable prospectus supplement will describe the specific terms of the debt security, which will include some or all of the following:
•
the title of the series of the debt security and whether it is a senior debt security or a subordinated debt security;

•
any limit on the total principal amount of the debt securities of the same series;

•
the stated maturity;

•
the currency or currencies for payment of principal and interest, if not U.S. dollars;

•
the price at which we originally issue the debt security, expressed as a percentage of the principal amount, and the original issue date;

•
whether the debt security is a fixed-rate debt security, a floating rate debt security or an indexed debt security;

•
if the debt security is a fixed-rate debt security, the yearly rate at which the holder’s debt security will bear interest, if any, and the interest payment dates;

•
if the debt security is a floating-rate debt security, the interest rate basis; any applicable index currency or index maturity, spread or spread multiplier or initial base rate, maximum rate or minimum rate; the interest reset, determination, calculation and payment dates; the day count convention used to calculate interest payments for any period; the business day convention; and the calculation agent;

•
if the debt security is an indexed debt security, the principal amount, if any, we will pay at maturity, interest payment dates, the amount of interest, if any, we will pay on an interest payment date or the formula we will use to calculate these amounts, if any, and the terms on which the debt security will be exchangeable for or payable in cash, securities or other property;

•
if the debt security may be converted into or exercised or exchanged for common or preferred shares or other securities of the Company or debt or equity securities of one or more third parties, the terms on which conversion, exercise or exchange may occur, including whether conversion, exercise or exchange is mandatory, at the option of the holder or at our option, the period during which conversion, exercise or exchange may occur, the initial conversion, exercise or exchange price or rate and the circumstances or manner in which the amount of common or preferred shares or other securities issuable upon conversion, exercise or exchange may be adjusted;

•
if the debt security is also an original issue discount debt security, the yield to maturity;

•
if applicable, the circumstances under which the debt security may be redeemed at our option or repaid at the holder’s option before the stated maturity, including any redemption commencement date, repayment date(s), redemption price(s) and redemption period(s);

•
the authorized denominations, if other than $2,000 and multiples of $1,000;

•
the depositary for the debt security, if other than The Depository Trust Company (“DTC”), and any circumstances under which the holder may request securities in non-global form, if we choose not to issue the debt security in book-entry form only;

•
if applicable, the circumstances under which we will pay additional amounts on any debt securities held by a person who is not a United States person for tax purposes and under which we can redeem the debt securities if we have to pay additional amounts;

•
any guarantors of the debt security;

•
the names and duties of any co-trustees, depositaries, authenticating agents, paying agents, transfer agents or registrars for the debt security, as applicable; and

•
any other terms of the debt security, which could be different from those described in this prospectus.

Governing Law
The indenture and the debt securities will be governed by New York law.
Form of Debt Securities
We will issue each debt security only in registered form, without coupons, unless we specify otherwise in the applicable prospectus supplement. In addition, we will issue each debt security in global — i.e., book-entry — form only, unless we specify otherwise in the applicable prospectus supplement. Debt securities in book-entry form will be represented by a global security registered in the name of a depositary, which will be the holder of all the debt securities represented by the global security. Those who own beneficial interests in a global debt security will do so through participants in the depositary’s securities clearance system, and the rights of these indirect owners will be governed solely by the applicable procedures of the depositary and its participants. References to “holders” in this section mean those who own debt securities registered in their own names, on the books that we or the trustee maintain for this purpose, and not those who own beneficial interests in debt securities registered in street name or in debt securities issued in book-entry form through one or more depositaries.
Unless otherwise indicated in the prospectus supplement, the following is a summary of the depositary arrangements applicable to debt securities issued in global form and for which DTC acts as depositary.
Each global debt security will be deposited with, or on behalf of, DTC, as depositary, or its nominee, and registered in the name of a nominee of DTC. Except under the limited circumstances described below, global debt securities are not exchangeable for definitive certificated debt securities.
Ownership of beneficial interests in a global debt security is limited to institutions that have accounts with DTC or its nominee, or persons that may hold interests through those participants. In addition, ownership of beneficial interests by participants in a global debt security will be evidenced only by, and the transfer of that ownership interest will be effected only through, records maintained by DTC or its nominee for a global debt security. Ownership of beneficial interests in a global debt security by persons that hold those interests through participants will be evidenced only by, and the transfer of that ownership interest within that participant will be effected only through, records maintained by that participant. DTC has no knowledge of the actual beneficial owners of the debt securities. Beneficial owners will not receive written confirmation from DTC of their purchase, but beneficial owners are expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the participants through which the beneficial owners entered the transaction. The laws of some jurisdictions require that certain purchasers of securities take physical delivery of securities they purchase in definitive form. These laws may impair the holders’ ability to transfer beneficial interests in a global debt security.

We will make payment of principal of, and interest on, debt securities represented by a global debt security registered in the name of or held by DTC or its nominee to DTC or its nominee, as the case may be, as the registered owner and holder of the global debt security representing those debt securities. DTC has advised us that upon receipt of any payment of principal of, or interest on, a global debt security, DTC immediately will credit accounts of participants on its book-entry registration and transfer system with payments in amounts proportionate to their respective interests in the principal amount of that global debt security, as shown in the records of DTC. Payments by participants to owners of beneficial interests in a global debt security held through those participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the sole responsibility of those participants, subject to any statutory or regulatory requirements that may be in effect from time to time.
Neither we, any trustee nor any of our respective agents will be responsible for any aspect of the records of DTC, any nominee or any participant relating to, or payments made on account of, beneficial interests in a permanent global debt security or for maintaining, supervising or reviewing any of the records of DTC, any nominee or any participant relating to such beneficial interests.
A global debt security is exchangeable for definitive certificated debt securities registered in the name of, and a transfer of a global debt security may be registered to, any person other than DTC or its nominee, only if:
•
DTC notifies us that it is unwilling, unable or no longer qualified to continue as depositary for that global security or has ceased to be a registered clearing agency and we do not appoint another institution to act as depositary within 60 days; or

•
we notify the trustee that we wish to terminate that global security.

Any global debt security that is exchangeable pursuant to the preceding paragraph will be exchangeable in whole for definitive certificated debt securities in registered form, of like tenor and of an equal aggregate principal amount as the global debt security, in denominations specified in the applicable prospectus supplement, if other than $2,000 and multiples of $1,000. The definitive debt securities will be registered by the registrar in the name or names instructed by DTC. We expect that these instructions may be based upon directions received by DTC from its participants with respect to ownership of beneficial interests in the global debt security.
Except as provided above or in the applicable prospectus supplement, owners of the beneficial interests in a global debt security will not be entitled to receive physical delivery of debt securities in definitive certificated form and will not be considered the holders of debt securities for any purpose under the indenture. Except as provided above, no global debt security shall be exchangeable except for another global debt security of like denomination and tenor to be registered in the name of DTC or its nominee. Accordingly, each person owning a beneficial interest in a global debt security must rely on the procedures of DTC and, if that person is not a participant, on the procedures of the participant through which that person owns its interest, to exercise any rights of a holder under the global debt security or the indenture.
We understand that, under existing industry practices, in the event that we request any action of holders, or an owner of a beneficial interest in a global debt security desires to give or take any action that a holder is entitled to give or take under the debt securities or the indenture, DTC would authorize the participants holding the relevant beneficial interests to give or take that action. Additionally, those participants would authorize beneficial owners owning through those participants to give or take that action or would otherwise act upon the instructions of beneficial owners owning through them.
DTC has advised us that it is a limited-purpose trust company organized under the laws of the State of New York, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered under the Exchange Act. DTC was created to hold securities of its participants and to facilitate the clearance and settlement of transactions among its participants in securities through electronic book-entry changes in accounts of the participants. By doing so, DTC eliminates the need for physical movement of securities certificates.

DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly owned subsidiary of The Depository Trust & Clearing Corporation (DTCC); DTCC is the holding company for DTC, National Securities Clearing Corporation and Fixed Income Clearing Corporation, all of which are registered clearing agencies; and DTCC is owned by the users of its regulated subsidiaries. Access to DTC’s book-entry system is also available to others, such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a participant, either directly or indirectly. The rules applicable to DTC and its participants are on file with the SEC.
Investors may hold interests in the debt securities outside the U.S. through the Euroclear System (“Euroclear”) or Clearstream Banking (“Clearstream”) if they are participants in those systems, or indirectly through organizations which are participants in those systems. Euroclear and Clearstream will hold interests on behalf of their participants through customers’ securities accounts in Euroclear’s and Clearstream’s names on the books of their respective depositaries, which in turn will hold such interests in customers’ securities accounts in the depositaries’ names on the books of DTC. All securities in Euroclear or Clearstream are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts.
The following is based on information furnished by Euroclear or Clearstream, as the case may be. Euroclear has advised us that:
•
It was created in 1968 to hold securities for participants of Euroclear and to clear and settle transactions between Euroclear participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash;

•
Euroclear includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries;

•
Euroclear is operated by Euroclear Bank SA/NV, as operator of the Euroclear System (the “Euroclear Operator”), under contract with Euroclear Clearance Systems S.C., a Belgian cooperative corporation (the “Cooperative”);

•
The Euroclear Operator conducts all operations, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Cooperative. The Cooperative establishes policy for Euroclear on behalf of Euroclear participants. Euroclear participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries and may include underwriters of debt securities offered by this prospectus;

•
Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear participant, either directly or indirectly;

•
Securities clearance accounts and cash accounts with Euroclear SA/NV are governed by the Terms and Conditions Governing Use of Euroclear, the related Operating Procedures of Euroclear, and applicable Belgian law (collectively, the “Terms and Conditions”);

•
The Terms and Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. Euroclear SA/NV acts under the Terms and Conditions only on behalf of Euroclear participants and has no record of or relationship with persons holding through Euroclear participants; and

•
Distributions with respect to debt securities held beneficially through Euroclear will be credited to the cash accounts of Euroclear participants in accordance with the Terms and Conditions, to the extent received by the U.S. depositary for Euroclear.

Clearstream has advised us that:
•
It is incorporated under the laws of Luxembourg as a professional depositary and holds securities for its participating organizations and facilitates the clearance and settlement of securities transactions between Clearstream participants through electronic book-entry changes in accounts of Clearstream participants, thereby eliminating the need for physical movement of certificates;
•
Clearstream provides to Clearstream participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Clearstream interfaces with domestic markets in several countries;

•
As a professional depositary, Clearstream is subject to regulation by the Luxembourg Monetary Institute;

•
Clearstream participants are recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations and may include underwriters of debt securities offered by this prospectus;

•
Indirect access to Clearstream is also available to others, such as banks, brokers, dealers and trust companies, that clear through or maintain a custodial relationship with a Clearstream participant either directly or indirectly; and

•
Distributions with respect to the debt securities held beneficially through Clearstream will be credited to cash accounts of Clearstream participants in accordance with its rules and procedures, to the extent received by the U.S. depositary for Clearstream.

We have provided the descriptions herein of the operations and procedures of DTC, Euroclear and Clearstream solely as a matter of convenience. These operations and procedures are solely within the control of DTC, Euroclear and Clearstream and are subject to change by them from time to time. We believe that the sources from which the information in this section and elsewhere in this prospectus concerning DTC, Euroclear, Euroclear SA/NV, Euroclear Clearance Systems S.C., Euroclear’s system, Clearstream and Clearstream’s system has been obtained are reliable, but neither we, any underwriters nor the trustee takes any responsibility for the accuracy of the information.
Initial settlement for the securities will be made in immediately available funds. Secondary market trading between DTC participants will occur in the ordinary way in accordance with DTC’s rules and will be settled in immediately available funds. Secondary market trading between Euroclear participants and/or Clearstream participants will occur in the ordinary way in accordance with the applicable rules and operating procedures of Euroclear and Clearstream, as applicable, and will be settled using the procedures applicable to conventional Eurobonds in immediately available funds.
Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Euroclear participants or Clearstream participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by its U.S. depositary; however, such cross-market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in such system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to its U.S. depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same-day funds settlement applicable to DTC. Euroclear participants and Clearstream participants may not deliver instructions directly to their respective U.S. depositaries.
Because of time-zone differences, credits of securities received in Euroclear or Clearstream as a result of a transaction with a DTC participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. Credits or any transactions in securities settled during this processing will be reported to the relevant Euroclear or Clearstream participants on that following business day. Cash received in Euroclear or Clearstream as a result of sales of debt securities by or through a Euroclear participant or a Clearstream participant to a DTC participant will be received with value on the DTC settlement date but will be available in the relevant Euroclear or Clearstream cash account only as of the business day following settlement in DTC.
Although DTC, Euroclear and Clearstream have agreed to the foregoing procedures to facilitate transfers of securities among participants of DTC, Euroclear and Clearstream, they are under no obligation to perform or continue to perform these procedures and these procedures may be discontinued at any time.

Redemption or Repayment
If there are any provisions regarding redemption or repayment applicable to a debt security, we will describe them in the applicable prospectus supplement. We or our affiliates may purchase debt securities from investors who are willing to sell from time to time, either in the open market at prevailing prices or in private transactions at negotiated prices. Debt securities that we or they purchase may, at our discretion, be held, resold or canceled.
Mergers and Similar Transactions
We are generally permitted under the indenture to merge, consolidate or amalgamate with another corporation or other entity. We are also permitted under the indenture to sell all or substantially all of our assets to another corporation or other entity. With regard to any series of debt securities and other than as set forth in the applicable prospectus supplement, however, we may not take any of these actions unless all the following conditions, among other things, are met:
•
If the successor entity in the transaction is not the Company, the successor entity must be organized as a corporation, limited liability company, partnership or trust, shall be organized and validly existing under the laws of the United States, any state thereof or the District of Columbia or the laws of Canada or any province or territory thereof, and must expressly assume our obligations under the debt securities of that series and the indenture with respect to that series.

•
Immediately after the transaction, no default under the debt securities of that series has occurred and is continuing. For this purpose, “default under the debt securities of that series” means an event of default with respect to that series or any event that would be an event of default with respect to that series if the requirements for giving us default notice and for our default having to continue for a specific period of time were disregarded. We describe these matters below under “— Default, Remedies and Waiver of Default.”

If the conditions described above are satisfied with respect to the debt securities of any series, we will not need to obtain the approval of the holders of those debt securities in order to merge, consolidate or amalgamate or to sell all or substantially all our assets. Also, these conditions will apply only if we wish to merge, consolidate or amalgamate with another entity or sell all or substantially all of our assets to another entity. We will not need to satisfy these conditions if we enter into other types of transactions, including any transaction in which we acquire the stock or assets of another entity, any transaction that involves a change of control of the Company but in which we do not merge, consolidate or amalgamate and any transaction in which we sell less than substantially all our assets.
The successor entity will be substituted for the Company with respect to the debt securities of any series and under the indenture with the same effect as if it had been an original party to the indenture, and, except in the case of a lease, the Company will be relieved from any further obligations and covenants under the indenture.
Defeasance, Covenant Defeasance and Satisfaction and Discharge
When we use the term defeasance, we mean discharge from some or all of our obligations under the indenture. If we deposit with the trustee funds or government securities, or if so provided in the applicable prospectus supplement, obligations other than government securities, sufficient to make payments on any series of debt securities on the dates those payments are due and payable and other specified conditions are satisfied, then, at our option, either of the following will occur:
•
we will be discharged from our obligations with respect to the debt securities of such series (“legal defeasance”); or

•
we will be discharged from any covenants we make in the indenture for the benefit of such series and the related events of default will no longer apply to us (“covenant defeasance”).

If we defease any series of debt securities, the holders of such securities will not be entitled to the benefits of the indenture, except for our obligations to register the transfer or exchange of such securities, replace stolen, lost or mutilated securities or maintain paying agencies and hold moneys for payment in trust. In case of covenant defeasance, our obligation to pay principal of, and any premium and interest on, the applicable series of debt securities will also survive.
We will be required to deliver to the trustee an opinion of counsel that the deposit and related defeasance would not cause the holders of the applicable series of debt securities to recognize gain or loss for U.S. federal or Canadian federal, provincial or territorial income tax purposes. If we elect legal defeasance, those opinions of counsel must be based upon a ruling from the United States Internal Revenue Service or a change in law to that effect or a ruling from the Canada Revenue Agency, as applicable.
In addition, we may satisfy and discharge all our obligations under the indenture with respect to debt securities of any series, other than our obligation to register the transfer of and exchange debt securities of that series, provided that we either:
•
deliver all outstanding debt securities of that series to the trustee for cancellation; or

•
all such debt securities not so delivered for cancellation have either become due and payable or will become due and payable at their stated maturity within one year or are to be called for redemption within one year, and in the case of this bullet point, we have deposited with the trustee in trust an amount of cash sufficient to pay the entire indebtedness of such debt securities, including interest to the stated maturity or applicable redemption date.

No Personal Liability
No past, present or future director, officer, employee, incorporator, member, manager, partner (whether general or limited), or shareholder of the Company, as such, will have any liability for any obligations of us under the debt securities or the indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each holder of debt securities by accepting a debt security waives and releases all such liability and claims. The waiver and release are part of the consideration for issuance of the debt securities. This provision does not apply to any claims under the U.S. federal securities laws.
Default, Remedies and Waiver of Default
Holders of our debt securities will have special rights if an event of default with respect to the holder’s debt security occurs and is continuing, as described in this subsection.
Events of Default
Unless the applicable prospectus supplement says otherwise, when we refer to an event of default with respect to any series of debt securities, we mean any of the following:
•
we do not pay the principal of and any premium on any debt security of that series on the due date;

•
we do not pay interest on any debt security of that series within 30 days after the due date;

•
we do not deposit a sinking fund payment with regard to any debt security of that series within 60 days after the due date, but only if the payment is required under provisions described in the applicable prospectus supplement;

•
we remain in breach of our covenants regarding mergers or sales of substantially all of our assets or any other covenant we make in the indenture for the benefit of the relevant series, for 90 days after we receive a notice of default stating that we are in breach and requiring us to remedy the breach, which notice must be sent by the trustee or the holders of at least 25% in principal amount of the relevant series of debt securities;

•
we file for bankruptcy or other events of bankruptcy, insolvency or reorganization relating to the Company occur; or

•
if the applicable prospectus supplement states that any additional event of default applies to the series, that event of default occurs.

We may change, eliminate, or add to the events of default with respect to any particular series or any particular debt security or debt securities within a series, as indicated in the applicable prospectus supplement.

Remedies if an Event of Default Occurs
Except as otherwise specified in the applicable prospectus supplement, if an event of default has occurred with respect to any series of debt securities and has not been cured or waived, the trustee or the holders of not less than 25% in principal amount of all debt securities of that series then outstanding may declare the entire principal amount of the debt securities of that series to be due immediately. Except as otherwise specified in the applicable prospectus supplement, if the event of default occurs because of events in bankruptcy, insolvency or reorganization relating to the Company, the entire principal amount of the debt securities of that series will be automatically accelerated, without any action by the trustee or any holder.
Each of the situations described above is called an acceleration of the stated maturity of the affected series of debt securities. Except as otherwise specified in the applicable prospectus supplement, if the stated maturity of any series is accelerated and a judgment for payment has not yet been obtained, the holders of a majority in principal amount of the debt securities of that series may cancel the acceleration for the entire series.
If an event of default occurs, the trustee will have special duties. In that situation, the trustee will be obligated to use those of its rights and powers under the indenture, and to use the same degree of care and skill in doing so that a prudent person would use in that situation in conducting his or her own affairs.
Except as described in the prior paragraph, the trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee protection satisfactory to the Trustee from expenses and liability. This is called an indemnity. If the trustee is provided with an indemnity satisfactory to it, the holders of a majority in principal amount of all debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee with respect to that series. These majority holders may also direct the trustee in performing any other action under the indenture with respect to the debt securities of that series. However, the trustee may refuse to follow any direction that conflicts with law or the indenture or that the trustee determines is unduly prejudicial to the rights of other holders (it being understood that the trustee does not have an affirmative duty to ascertain whether or not any such direction unduly prejudices the rights of such holders) or would involve the trustee in personal liability; provided, however, that the trustee may take any other action deemed proper by the trustee that is not inconsistent with such direction.
Before a holder may bypass the trustee and bring its own lawsuit or other formal legal action or take other steps to enforce its rights or protect its interests relating to any debt security, all of the following must occur:
•
the holder of the debt security must give the trustee written notice that an event of default has occurred with respect to the debt securities of such series, and the event of default must not have been cured or waived;

•
the holders of not less than 25% in principal amount of all debt securities of such series must make a written request that the trustee take action because of the default, and they or other holders must offer to the trustee indemnity satisfactory to the trustee against the cost and other liabilities of taking that action;

•
the trustee must not have taken action for 60 days after the above steps have been taken; and

•
during those 60 days, the holders of a majority in principal amount of the debt securities of such series must not have given the trustee directions that are inconsistent with the written request of the holders of not less than 25% in principal amount of the debt securities of such series.

Each holder is entitled at any time, however, to bring a lawsuit for the payment of money due on its debt security on or after its stated maturity (or, if the debt security is redeemable, on or after its redemption date).
Book-entry and other indirect owners should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of the maturity.
Waiver of Default
The holders of not less than a majority in principal amount of the debt securities of any series may waive a default for all debt securities of that series. If this happens, the default will be treated as if it has not occurred.

No one can waive a payment default on any debt security, however, without the approval of the particular holder of that debt security.
Annual Information about Defaults to the Trustee
We will furnish each trustee every year a written statement of two of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities issued under it, or else specifying any default under the indenture.
Modifications and Waivers
There are three types of changes we can make to the indenture and the debt securities or series of debt securities issued under the indenture.
Changes Requiring Each Holder’s Approval
First, there are changes that cannot be made without the approval of each holder of a debt security affected by the change under the indenture, including, among others:
•
changing the stated maturity for any principal or interest payment on such debt security;

•
reducing the principal amount, the amount payable on acceleration of the maturity after a default, the interest rate or the redemption price for such debt security;

•
permitting redemption of such debt security if not previously permitted;

•
impairing any right such holder may have to require purchase of its debt security;

•
if such debt security constitutes a convertible debt security, impairing any right that a holder may have to convert such debt security;

•
changing the currency of any payment on such debt security;

•
changing the place of payment on such debt security;

•
impairing such holder’s right to sue for payment of any amount due on its debt security;

•
reducing the percentage in principal amount of the debt securities of any one or more affected series, taken separately or together, as applicable, and whether comprising the same or different series or less than all of the debt securities of a series, the approval of whose holders is needed to change the indenture or those debt securities or waive our compliance with the indenture or to waive defaults; and

•
changing the provisions of the indenture dealing with modification and waiver in any other respect, except to increase any required percentage referred to above or to add to the provisions that cannot be changed or waived without approval of the holder of each affected debt security.

Changes Not Requiring Approval
The second type of change does not require any approval by holders of the debt securities affected. These changes are limited to clarifications and changes that would not adversely affect any debt securities of any series in any material respect. Nor do we need any approval to make changes that affect only debt securities to be issued under the indenture after the changes take effect. We may also make changes or obtain waivers that do not adversely affect a particular debt security, even if they affect other debt securities. In those cases, we do not need to obtain the approval of the holder of the unaffected debt security; we need only obtain any required approvals from the holders of the affected debt securities. We may also make changes to conform the text of the indenture or any debt securities to any provision of the “Description of Debt Securities” in this prospectus or the comparable section in the applicable prospectus supplement, to the extent such provision was intended to be a verbatim recitation of a provision of such indenture or debt securities.
Changes Requiring Majority Approval
Any other change to the indenture and the debt securities issued under the indenture would require the following approval:
•
If the change affects only particular debt securities within a series issued under the indenture, it must be approved by the holders of a majority in principal amount of such particular debt securities; or

•
If the change affects debt securities of more than one series issued under the indenture, it must be approved by the holders of a majority in principal amount of all debt securities of all such series affected by the change, with all such affected debt securities voting together as one class for this purpose and such affected debt securities of any series potentially comprising fewer than all debt securities of such series, in each case, except as may otherwise be provided pursuant to the indenture for all or any particular debt securities of any series. This means that modification of terms with respect to certain securities of a series could be effectuated without obtaining the consent of the holders of a majority in principal amount of other securities of such series that are not affected by such modification.

The same majority approval would be required for us to obtain a waiver of any of our covenants in the indenture. Our covenants include the promises we make about merging or selling substantially all of our assets, which we describe above under “— Mergers and Similar Transactions.” If the holders approve a waiver of a covenant, we will not have to comply with it. The holders, however, cannot approve a waiver of any provision in a particular debt security, or in the indenture as it affects that debt security, that we cannot change without the approval of the holder of that debt security as described above in “— Changes Requiring Each Holder’s Approval,” unless that holder approves the waiver.
We may issue particular debt securities or a particular series of debt securities, as applicable, that are entitled, by their terms, to separately approve matters (for example, modification or waiver of provisions in the indenture) that would also, or otherwise, require approval of holders of a majority in principal amount of all affected debt securities of all affected series issued under the indenture voting together as a single class. Any such affected debt securities or series of debt securities would be entitled to approve such matters (i) pursuant to such special rights by consent of holders of a majority in principal amount of such affected debt securities or series of debt securities voting separately as a class and (ii) in addition, as described above, except as may otherwise be provided pursuant to the indenture for such debt securities or series of debt securities, by consent of holders of a majority in principal amount of such affected debt securities or series of debt securities and all other affected debt securities of all series issued under the indenture voting together as one class for this purpose. We may issue series or debt securities of a series having these or other special voting rights without obtaining the consent of or giving notice to holders of outstanding debt securities or series.
Book-entry and other indirect owners should consult their banks or brokers for information on how approval may be granted or denied if we seek to change an indenture or any debt securities or request a waiver.
Special Rules for Action by Holders
Only holders of outstanding debt securities of the applicable series will be eligible to take any action under the indenture, such as giving a notice of default, declaring an acceleration, approving any change or waiver or giving the trustee an instruction with respect to debt securities of that series. Also, we will count only outstanding debt securities in determining whether the various percentage requirements for taking action have been met. Any debt securities owned by us or any of our affiliates or surrendered for cancellation or for payment or redemption, for which money has been set aside in trust, are not deemed to be outstanding. Any required approval or waiver must be given by written consent.
In some situations, we may follow special rules in calculating the principal amount of debt securities that are to be treated as outstanding for the purposes described above. This may happen, for example, if the principal amount is payable in a non-U.S. dollar currency, increases over time or is not to be fixed until maturity.
We will generally be entitled to set any day as a record date for the purpose of determining the holders that are entitled to take action under the indenture. In certain limited circumstances, only the trustee will be entitled to set a record date for action by holders. If we or the trustee sets a record date for an approval or other action to be taken by holders, that vote or action may be taken only by persons or entities who are holders on the record date and must be taken during the period that we specify for this purpose, or that the trustee specifies if it sets the record date. We or the trustee, as applicable, may shorten or lengthen this period from time to time. This period, however, may not extend beyond the 180th day after the record date for the action. In addition, record dates for any global debt security may be set in accordance with procedures established by the depositary from time to time. Accordingly, record dates for global debt securities may differ from those for other debt securities.

Form, Exchange and Transfer
If any debt securities cease to be issued in registered global form, they will be issued:
•
only in fully registered form;

•
without interest coupons; and

•
unless we indicate otherwise in the applicable prospectus supplement, in denominations of $1,000 and integral multiples of $1,000.

Holders may exchange their debt securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed. Holders may not exchange debt securities for securities of a different series or having different terms unless the applicable prospectus supplement and the supplemental indenture with respect to such debt securities provide for such exchange.
Holders may exchange or transfer their debt securities at the office of the trustee. They may also replace lost, stolen, destroyed or mutilated debt securities at that office. We have appointed the trustee to act as our agent for registering debt securities in the names of holders and transferring and replacing debt securities. We may appoint another entity to perform these functions or perform them ourselves.
Holders will not be required to pay a service charge to transfer or exchange their debt securities, but they may be required to pay for any tax or other governmental charge associated with the exchange or transfer. The transfer or exchange, and any replacement, will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership. The transfer agent may require an indemnity before replacing any debt securities.
If we have designated additional transfer agents for a debt security, they will be named in the applicable prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.
If the debt securities of any series are redeemable and we redeem less than all those debt securities, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers of or exchange any debt security selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security being partially redeemed.
If a debt security is issued as a global debt security, only DTC or other depositary will be entitled to transfer and exchange the debt security as described in this subsection because the depositary will be the sole holder of the debt security.
The rules for exchange described above apply to exchange of debt securities for other debt securities of the same series and kind. If a debt security is convertible, exercisable or exchangeable into or for a different kind of security, such as one that we have not yet issued, or for other property, the rules governing that type of conversion, exercise or exchange will be described in the applicable prospectus supplement.
Payments
We will pay interest, principal and other amounts payable with respect to the debt securities of any series to the holders of record of those debt securities as of the record dates and otherwise in the manner specified below or in the prospectus supplement for that series.
We will make payments on a global debt security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will pay directly to the depositary, or its nominee, and not to any indirect owners who own beneficial interests in the global debt security. An indirect owner’s right to receive those payments will be governed by the rules and practices of the depositary and its participants.
We will make payments on a debt security in non-global, registered form as follows. We will pay interest that is due on an interest payment date by check mailed on the interest payment date to the holder at his or her address shown on the trustee’s records as of the close of business on the regular record date. We will make all other payments by check at the paying agent described below, against surrender of the debt security. All payments by check will be made in next-day funds — i.e., funds that become available on the day after the check is cashed.
Alternatively, if a non-global debt security has a face amount of at least $1,000,000 and the holder asks us to do so, we will pay any amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in New York City, on the due date. To request wire payment, the holder must give the paying agent appropriate wire transfer instructions at least five business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person or entity who is the holder on the relevant regular record date. In the case of any other payment, payment will be made only after the debt security is surrendered to the paying agent. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.
Book-entry and other indirect owners should consult their banks or brokers for information on how they will receive payments on their debt securities.
Regardless of who acts as paying agent, subject to applicable escheatment law, all money paid by us to a paying agent that remains unclaimed at the end of two years after the amount is due to a holder will be repaid to us. After that two-year period, the holder may look only to us for payment and not to the trustee, any other paying agent or anyone else.
Paying Agents
We may appoint one or more financial institutions to act as our paying agents, at whose designated offices debt securities in non-global entry form may be surrendered for payment at their maturity. We call each of those offices a paying agent. We may add, replace or terminate paying agents from time to time. We may also choose to act as our own paying agent. We will specify in the prospectus supplement for a debt security the initial location of each paying agent for that debt security. We must notify the trustee of changes in the paying agents.
Notices
Notices to be given to holders of a global debt security will be given only to the depositary, in accordance with its applicable policies as in effect from time to time. Notices to be given to holders of debt securities not in global form will be sent by mail to the respective addresses of the holders as they appear in the trustee’s records, and will be deemed given when mailed. Neither the failure to give any notice to a particular holder, nor any defect in a notice given to a particular holder, will affect the sufficiency of any notice given to another holder.
Book-entry and other indirect owners should consult their banks or brokers for information on how they will receive notices.
Our Relationship with the Trustee
The prospectus supplement for a debt security will describe any material relationships we may have with the trustee with respect to that debt security.

DESCRIPTION OF WARRANTS
We may issue warrants for the purchase of our equity or debt securities. Warrants may be offered separately or together with other securities, as the case may be, and may be attached to or separate from any offered securities. Each series of warrants will be issued under a separate warrant indenture to be entered into between the Company and one or more banks or trust companies acting as warrant agent. The applicable prospectus supplement will include details of the terms and conditions of the warrants being offered. The warrant agent will act solely as the Company’s agent and will not assume a relationship of agency with any holders of warrant certificates or beneficial owners of warrants. The following sets forth certain general terms and provisions of the warrants that may be offered under this prospectus. The specific terms of the warrants, and the extent to which the general terms described in this section apply to those warrants, will be set forth in the applicable prospectus supplement. If applicable, the Company will file with the SEC as exhibits to the registration statement of which this prospectus is a part, or will incorporate by reference from a current report on Form 8-K filed with the SEC, any warrant indenture or form of warrant describing the terms and conditions of such warrants that the Company is offering before the issuance of such warrants.
The particular terms of each issue of warrants will be described in the related prospectus supplement. This description will include, where applicable:
•
the designation and aggregate number of warrants;

•
the price at which the warrants will be offered;

•
the currency or currencies in which the warrants will be offered;

•
the amount of warrants outstanding;

•
the designation and terms of the Common Shares purchasable or debt securities that may be issued upon exercise of the warrants;

•
the date on which the right to exercise the warrants will commence and the date on which the right will expire;

•
the number of Common Shares that may be purchased upon exercise of each warrant and the price at which and currency or currencies in which the Common Shares may be purchased upon exercise of each warrant, including provisions for changes to or adjustments in the exercise price;

•
the principal amount of debt securities that may be purchased upon exercise of a warrant and the price at which the debt securities may be purchased upon exercise;

•
the designation and terms of any securities with which the warrants will be offered, if any, and the number of the warrants that will be offered with each security;

•
the date or dates, if any, on or after which the warrants and the related securities will be transferable separately;

•
whether the warrants will be subject to redemption or call and, if so, the terms of such redemption or call provisions;

•
material United States and Canadian tax consequences of owning the warrants; and

•
any other material terms or conditions of the warrants.

Prior to the exercise of their warrants, holders of warrants will not have any of the rights of holders of Common Shares, preferred shares or debt securities issuable upon exercise of the warrants. The Company reserves the right to set forth in a prospectus supplement specific terms of the warrants that are not within the options and parameters set forth in this prospectus. In addition, to the extent that any particular terms of the warrants described in a prospectus supplement differ from any of the terms described in this prospectus, the description of such terms set forth in this prospectus shall be deemed to have been superseded by the description of such differing terms set forth in such prospectus supplement with respect to such warrants.

DESCRIPTION OF SUBSCRIPTION RECEIPTS
The Company may issue subscription receipts, which will entitle holders to receive upon satisfaction of certain release conditions and for no additional consideration, Common Shares, preferred shares, debt securities, warrants or a combination thereof. Subscription receipts will be issued pursuant to one or more subscription receipt agreements (each, a “Subscription Receipt Agreement”), each to be entered into between the Company and an escrow agent (the “Escrow Agent”), which will establish the terms and conditions of the subscription receipts. Each Escrow Agent will be a financial institution organized under the laws of Canada or a province thereof and authorized to carry on business as a trustee. In the United States, the Company will file as exhibits to the registration statement of which this prospectus is a part, or will incorporate by reference from a current report on Form 8-K filed with the SEC, any Subscription Receipt Agreement describing the terms and conditions of subscription receipts the Company is offering before the issuance of such subscription receipts. In Canada, the Company will file on SEDAR a copy of any Subscription Receipt Agreement after the Company has entered into it.
The following description sets forth certain general terms and provisions of subscription receipts and is not intended to be complete. The statements made in this prospectus relating to any Subscription Receipt Agreement and subscription receipts to be issued thereunder are summaries of certain anticipated provisions thereof and are subject to, and are qualified in their entirety by reference to, all provisions of the applicable Subscription Receipt Agreement and the prospectus supplement describing such Subscription Receipt Agreement. The Company urges you to read the applicable prospectus supplement related to the particular subscription receipts that the Company sells under this prospectus, as well as the complete Subscription Receipt Agreement.
The prospectus supplement and the Subscription Receipt Agreement for any subscription receipts the Company offers will describe the specific terms of the subscription receipts and may include, but are not limited to, any of the following:
•
the designation and aggregate number of subscription receipts offered;

•
the price at which the subscription receipts will be offered, including provisions for changes to or adjustments in price at which subscription receipts will be offered;

•
the currency or currencies in which the subscription receipts will be offered;

•
the amount of subscription receipts outstanding;

•
the designation, number and terms of the Common Shares, preferred shares, debt securities, warrants or combination thereof to be received by holders of subscription receipts upon satisfaction of the release conditions, and the procedures that will result in the adjustment of those numbers;

•
the conditions (the “Release Conditions”) that must be met in order for holders of subscription receipts to receive for no additional consideration Common Shares, preferred shares, debt securities, warrants or a combination thereof;

•
the procedures for the issuance and delivery of Common Shares, preferred shares, debt securities, warrants or a combination thereof to holders of subscription receipts upon satisfaction of the Release Conditions;

•
whether any payments will be made to holders of subscription receipts upon delivery of the Common Shares, preferred shares, debt securities, warrants or a combination thereof upon satisfaction of the Release Conditions (e.g., an amount equal to dividends declared on Common Shares by the Company to holders of record during the period from the date of issuance of the subscription receipts to the date of issuance of any Common Shares pursuant to the terms of the Subscription Receipt Agreement);

•
the terms and conditions under which the Escrow Agent will hold all or a portion of the gross proceeds from the sale of subscription receipts, together with interest and income earned thereon (collectively, the “Escrowed Funds”), pending satisfaction of the Release Conditions;

•
the terms and conditions pursuant to which the Escrow Agent will hold Common Shares, preferred shares, debt securities, warrants or a combination thereof pending satisfaction of the Release Conditions;

•
the terms and conditions under which the Escrow Agent will release all or a portion of the Escrowed Funds to the Company upon satisfaction of the Release Conditions;

•
if the subscription receipts are sold to or through underwriters or agents, the terms and conditions under which the Escrow Agent will release a portion of the Escrowed Funds to such underwriters or agents in payment of all or a portion of their fees or commission in connection with the sale of the subscription receipts;

•
procedures for the refund by the Escrow Agent to holders of subscription receipts of all or a portion of the subscription price for their subscription receipts, plus any pro rata entitlement to interest earned or income generated on such amount, if the Release Conditions are not satisfied;

•
any contractual right of rescission to be granted to initial purchasers of subscription receipts in the event this prospectus, the prospectus supplement under which subscription receipts are issued or any amendment hereto or thereto contains a misrepresentation;

•
any entitlement of the Company to purchase the subscription receipts in the open market by private agreement or otherwise;

•
whether the Company will issue the subscription receipts as global securities and, if so, the identity of the depositary for the global securities;

•
whether the Company will issue the subscription receipts as bearer securities, registered securities or both;

•
provisions as to modification, amendment or variation of the Subscription Receipt Agreement or any rights or terms attaching to the subscription receipts;

•
the identity of the Escrow Agent;

•
whether the subscription receipts will be listed on any exchange;

•
material United States and Canadian federal tax consequences of owning the subscription receipts; and

•
any other terms of the subscription receipts.

The holders of subscription receipts will not be shareholders of the Company. Holders of subscription receipts are entitled only to receive Common Shares, preferred shares, debt securities, warrants or a combination thereof on exchange of their subscription receipts, plus any cash payments provided for under the Subscription Receipt Agreement, if the Release Conditions are satisfied. If the Release Conditions are not satisfied, the holders of subscription receipts shall be entitled to a refund of all or a portion of the subscription price therefor and all or a portion of the pro rata share of interest earned or income generated thereon, as provided in the Subscription Receipt Agreement.
The Company reserves the right to set forth in a prospectus supplement specific terms of the subscription receipts that are not within the options and parameters set forth in this prospectus. In addition, to the extent that any particular terms of the subscription receipts described in a prospectus supplement differ from any of the terms described in this prospectus, the description of such terms set forth in this prospectus shall be deemed to have been superseded by the description of such differing terms set forth in such prospectus supplement with respect to such subscription receipts.

DESCRIPTION OF UNITS
The Company may issue units comprised of one or more of the other securities described in this prospectus in any combination. Each unit will be issued so that the holder of the unit is also the holder of each security included in the unit. Thus, the holder of a unit will have the rights and obligations of a holder of each included security. The unit agreement, if any, under which a unit is issued may provide that the securities comprising the unit may not be held or transferred separately, at any time or at any time before a specified date. If applicable, the Company will file with the SEC as exhibits to the registration statement of which this prospectus is a part, or will incorporate by reference from a current report on Form 8-K filed with the SEC, any unit agreement describing the terms and conditions of such units that Perpetua Resources is offering before the issuance of such units.
The particular terms and provisions of units offered by any prospectus supplement, and the extent to which the general terms and provisions described below may apply thereto, will be described in the prospectus supplement filed in respect of such units. This description will include, where applicable:
•
the designation and aggregate number of units offered;

•
the price at which the units will be offered, including provisions for changes to or adjustments in price at which units will be offered;

•
the currency or currency unit in which the units are denominated;

•
the amount of units outstanding;

•
the terms of the units and of the securities comprising the units, including whether and under what circumstances those securities may be held or transferred separately;

•
the number of securities that may be purchased upon exercise of each unit and the price at which and currency or currency unit in which that amount of securities may be purchased upon exercise of each unit;

•
any provisions for the issuance, payment, settlement, transfer or exchange of the units or of the securities comprising the units; and

•
any other material terms, conditions and rights (or limitations on such rights) of the units.

The Company reserves the right to set forth in a prospectus supplement specific terms of the units that are not within the options and parameters set forth in this prospectus. In addition, to the extent that any particular terms of the units described in a prospectus supplement differ from any of the terms described in this prospectus, the description of such terms set forth in this prospectus shall be deemed to have been superseded by the description of such differing terms set forth in such prospectus supplement with respect to such units.

PLAN OF DISTRIBUTION
We may sell the securities offered by this prospectus in any one or more of the following ways from time to time:
•
to or through one or more underwriters, initial purchasers, brokers, or dealers;

•
through agents to investors or the public;

•
in short or long transactions;

•
through put or call option transactions relating to our Common Shares;

•
directly to agents or other purchasers

•
in “at the market offerings” within the meanings of Rule 415(a)(4) of the Securities Act and Canadian National Instrument 44-102 — Shelf Distributions, to or through a market maker or into an existing trading market, on an exchange or otherwise;

•
though a combination of any such methods of sale; or

•
through any other method described in the applicable prospectus supplement.

The applicable prospectus supplement will set forth the terms of the offering and the method of distribution and will identify any firms acting as underwriters, initial purchasers, dealers, or agents in connection with the offering, including:
•
the terms of the offering;

•
the names of any underwriters, dealers, or agents;

•
the name or names of any managing underwriter or underwriters;

•
the purchase price of the securities and the proceeds to us from the sale;

•
any options (whether or not for over-allotments) under which the underwriters may purchase additional Common Shares from us;

•
any underwriting discounts, concessions, commissions, or agency fees and other items constituting compensation to underwriters, dealers, or agents;

•
any delayed delivery arrangements;

•
any public offering price;

•
any discounts or concessions allowed or re-allowed or paid by underwriters or dealers to other dealers; or

•
any securities exchange or market on which the Common Shares offered in the prospectus supplement may be listed.

If we use underwriters for a sale of securities, the underwriters will acquire the securities for their own account for resale to the public, either on a firm commitment basis or a best efforts basis. The underwriters may resell the securities in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. Underwriters may offer the securities to the public either through underwriting syndicates represented by one or more managing underwriters or directly by one or more firms acting as underwriters. If an underwriter or underwriters are used in the sale of securities hereunder, an underwriting agreement will be executed with the underwriter or underwriters at the time an agreement for sale is reached. Unless we inform the holder otherwise in the applicable prospectus supplement, the obligations of the underwriters to purchase the securities will be subject to certain conditions. We may change from time to time any public offering price and any discounts or concessions the underwriters allow or pay to dealers.
During and after an offering through underwriters, the underwriters may purchase and sell the securities in the open market. These transactions may include overallotment and stabilizing transactions and purchases to cover syndicate short positions created in connection with the offering. The underwriters may also impose a penalty bid, which means that selling concessions allowed to syndicate members or other broker-dealers for the offered securities sold for their account may be reclaimed by the syndicate if the offered securities are repurchased by the syndicate in stabilizing or covering transactions. These activities may stabilize, maintain, or otherwise affect the market price of the offered securities, which may be higher than the price that might otherwise prevail in the open market. If commenced, the underwriters may discontinue these activities at any time.
Some or all of the securities that we offer though this prospectus may be new issues of securities with no established trading market. Any underwriters to whom we sell our securities for public offering and sale may make a market in those securities, but they will not be obligated to do so and they may discontinue any market making at any time without notice. Accordingly, we cannot assure the holder of the liquidity of, or continued trading markets for, any securities that we offer.
If dealers are used for the sale of securities, we or an underwriter, will sell the securities to them as principals. The dealers may then resell those securities to the public at varying prices determined by the dealers at the time of resale. We will include in the applicable prospectus supplement the names of the dealers and the terms of the transaction.
We may also sell the securities through agents designated from time to time. In the applicable prospectus supplement, we will name any agent involved in the offer or sale of the offered securities, and we will describe any commissions payable to the agent. Unless we inform the holder otherwise in the applicable prospectus supplement, any agent will agree to use its reasonable best efforts to solicit purchases for the period of its appointment.
We may sell the securities directly in transactions not involving underwriters, dealers, or agents.
We may sell the securities directly to institutional investors or others who may be deemed to be underwriters within the meaning of the Securities Act with respect to any sale of those securities. We will describe the terms of any such sales in the prospectus supplement.
Underwriters, dealers, and agents that participate in the distribution of the securities may be underwriters as defined in the applicable securities laws and any discounts or commissions they receive from us and any profit on their resale of the securities may be treated as underwriting discounts and commissions under the applicable securities laws. We will identify in the applicable prospectus supplement any underwriters, dealers, or agents and will describe their compensation. We may have agreements with the underwriters, dealers, and agents to indemnify them against specified civil liabilities, including liabilities under the applicable securities laws.
Underwriters, dealers, and agents may engage in transactions with or perform services for us in the ordinary course of their businesses, for which they may receive customary fees and reimbursement of expenses.
We may use underwriters with whom we have a material relationship. We will describe the nature of such relationship in the applicable prospectus supplement.
Under the securities laws of some states, the securities offered by this prospectus may be sold in those states only through registered or licensed brokers or dealers.
We may enter into hedging transactions with broker-dealers and the broker-dealers may engage in short sales of the securities in the course of hedging the positions they assume with us, including, without limitation, in connection with distributions of the securities by those broker-dealers. We may enter into option or other transactions with broker-dealers that involve the delivery of the securities offered hereby to the broker-dealers, who may then resell or otherwise transfer those securities. We may also loan or pledge the securities offered hereby to a broker-dealer and the broker-dealer may sell the securities offered hereby so loaned or upon a default may sell or otherwise transfer the pledged securities offered hereby.
Any selling shareholder that may be named in any supplement to this prospectus, an amendment to this registration statement or another permissible means may sell, transfer, loan or pledge the securities offered by such selling shareholders in any one or more of the methods described above. The applicable prospectus supplement or other permissible disclosure document will include certain information about any selling shareholder, including the name of such selling shareholder, the number of Common Shares to be offered by such selling shareholder and certain additional information as described in “Selling Shareholders.” Such prospectus supplement or other permissible disclosure document will also set forth the terms and the method of distribution of any such offering and will identify any firms acting as underwriters, initial purchasers, dealers, or agents in connection with such offering.

LEGAL MATTERS
Certain legal matters in connection with the securities will be passed upon by Cozen O’Connor LLP, Vancouver, British Columbia, with respect to Canadian legal matters, and by Hunton Andrews Kurth LLP, Dallas, Texas with respect to U.S. legal matters as our counsel. Any underwriter will be advised about other issues relating to any offering by its own legal counsel.
EXPERTS
The financial statements incorporated in this Prospectus by reference to the Annual Report on Form 10-K for the year ended December 31, 2025 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
The mineral resource and mineral reserve estimates and related information of the Company’s Stibnite Gold Project incorporated by reference herein are based upon analyses performed or overseen by the following Qualified Persons:
•
BBA Consultants International LP;

•
James Norine, Senior Vice President, Projects for Perpetua Resources Corp.; and

•
Christopher Dail, Exploration Manager for Perpetua Resources Idaho, Inc.

Such estimates and related information have been incorporated by reference herein in reliance upon the authority of such firms or individuals as experts in such matters.
James Norine is the Senior Vice President, Projects of the Company. Mr. Norine has been granted restricted share units and performance share units of the Company in the course of his employment but these interests held by Mr. Norine in the Company have at all times represented less than 1% of the issued and outstanding Common Shares of the Company.
Christopher Dail, C.P.G. is the Exploration Manager of the Company and serves as President and sole officer of Idaho Gold Resources Company, LLC, a wholly owned subsidiary of Perpetua. Mr. Dail has been granted stock options, restricted share units and performance share units of the Company in the course of his employment but these interests held by Mr. Dail in the Company have at all times represented less than 1% of the issued and outstanding Common Shares of the Company.

PROSPECTUS
Perpetua Resources Corp.
UP TO 50,395,327 COMMON SHARES OFFERED
BY THE SELLING SHAREHOLDERS

This prospectus relates solely to the resale from time to time, in one or more offerings, of up to an aggregate of 50,395,327 of our common shares, no par value (the “Common Shares”), by the selling shareholders identified in this prospectus (the “Selling Shareholders”).
Pursuant to this prospectus, the Selling Shareholders are permitted to offer the securities from time to time, if and to the extent as they may determine, through public or private transactions or through other means described in the section of this prospectus entitled “Plan of Distribution” at prevailing market prices, at prices different than prevailing market prices or at privately negotiated prices. The Selling Shareholders may sell shares through agents they select or through underwriters and dealers they select. The Selling Shareholders also may sell their securities directly to investors. If the Selling Shareholders use agents, underwriters or dealers to sell their shares, we will name such agents, underwriters or dealers and describe any applicable commissions or discounts in a supplement to this prospectus if required. This prospectus does not necessarily mean that the Selling Shareholders will offer or sell the shares. We cannot predict when or in what amounts the Selling Shareholders may sell any of the shares offered by this prospectus. We have agreed to bear all expenses incurred in connection with the registration of these securities. The Selling Shareholders will pay or assume underwriting fees, discounts and commissions or similar charges, if any, incurred in the sale of these securities. We will not receive any proceeds from the sale of these securities by the Selling Shareholders.
Our Common Shares are listed on The Nasdaq Capital Market (the “Nasdaq”) and on the Toronto Stock Exchange (the “TSX”) under the symbol “PPTA.”
Investing in our securities involves risk. Before you make an investment in our securities, you should read carefully this prospectus, the risks we describe in this prospectus and in any accompanying prospectus supplement, as well as the risk factors in the documents incorporated by reference into this prospectus and in any accompanying prospectus supplement before you invest. See “Risk Factors” beginning on page 7 of this prospectus.
Neither the U.S. Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.
The date of this prospectus is March 31, 2026.

ABOUT THIS PROSPECTUS
This prospectus is part of a registration statement that we have filed with the SEC, as a “well-known seasoned issuer,” as defined in Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”), using a “shelf” registration process. Under this shelf registration process, the Selling Shareholders may offer and sell from time to time the securities described in this prospectus in one or more offerings. This prospectus provides you with a general description of the securities that are registered hereunder that may be offered by the Selling Shareholders. In connection with an offering of securities hereunder, the Selling Shareholders may provide you with a prospectus supplement that describes, among other things, the specific amounts and prices of the securities being offered and the terms of the offering.
Any prospectus supplement may add, update, or change information contained in this prospectus. Any statement that we make in this prospectus will be modified or superseded by any inconsistent statement made by us in any prospectus supplement. The information in this prospectus is accurate as of its date. Additional information, including our financial statements and the notes thereto, is incorporated in this prospectus by reference to our reports filed with the SEC. Therefore, before you invest in our securities, you should carefully read this prospectus and any prospectus supplement relating to the securities offered to you together with the additional information incorporated by reference in this prospectus and any prospectus supplement (including the documents described under the heading “Where You Can Find More Information” and “Documents Incorporated by Reference” in both this prospectus and any prospectus supplement).
You should rely only on the information contained in or incorporated by reference in this prospectus or any prospectus supplement. Neither we nor the Selling Shareholders have authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. Neither we, the Selling Shareholders, nor anyone acting on our behalf is making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information incorporated by reference or provided in this prospectus or any prospectus supplement is accurate as of any date other than the date on the front of those documents.
Unless the context otherwise requires, throughout this prospectus and any applicable prospectus supplement, the words “we,” “us,” the “registrant,” “the Company,” or “Perpetua” refer to Perpetua Resources Corp.; and the term “securities” refers to our Common Shares registered hereunder. In this prospectus, unless otherwise specified, all dollar amounts are expressed in U.S. dollars. All references to “dollars” or “$” are to U.S. dollars and references to “C$” are to Canadian dollars.
1

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This prospectus, any prospectus supplement, and the information incorporated by reference in this prospectus and each prospectus supplement may contain “forward-looking statements” within the meaning of “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”) and “forward-looking information” within the meaning of applicable Canadian securities laws. We make such forward-looking statements pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. All statements, other than statements of historical or present facts, contained in this prospectus, any prospectus supplement, and the information incorporated by reference in this prospectus and each prospectus supplement, regarding our strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “believe,” “expect,” “estimate,” “intend,” “plan,” “project,” “outlook,” “may,” “will,” “should,” “would,” “could,” “can,” the negatives thereof, variations thereon and other similar expressions, although not all forward-looking statements contain such identifying words. Forward-looking statements are based on certain estimates, beliefs, expectations and assumptions made in light of management’s experience and perception of historical trends, current conditions and expected future developments, as well as other factors that may be appropriate. Forward-looking statements necessarily involve unknown risks and uncertainties, which could cause actual results or outcomes to differ materially from those expressed or implied in such statements. Due to the risks, uncertainties and assumptions inherent in forward-looking information, you should not place undue reliance on forward-looking statements. These forward-looking statements include, but are not limited to, statements about:
•
the Company’s ability to successfully implement and finance the Company’s Stibnite Gold Project (the “Project” or the “Stibnite Gold Project”) and the occurrence of the expected benefits from the Project;

•
the impact on the Company’s business, results of operations and financial condition of delays in obtaining or failure to obtain required permits and other governmental approvals, legal challenges by third parties to any such permits or governmental approvals, or the ability of the Company to comply with the terms and requirements of such permits and other governmental approvals;

•
the Company’s ability to meet expectations regarding its financial resources and future prospects;

•
the Company’s ability to successfully satisfy any conditions to financing sources on expected timelines, if at all, and the amount and timing of any such financing;

•
regulatory and legal changes, requirements for additional capital, requirements for additional water rights and the potential effect of proposed notices of environmental conditions relating to mineral claims;

•
the accuracy of analyses and other information based on expectations of future performance and planned work programs;

•
the accuracy of the assumptions, qualifications and limitations of the results of the Technical Report Summary and the economic results and sensitivity analysis of the variables included therein;

•
possible events, conditions or financial performance that are based on assumptions about future economic conditions and courses of action;

•
assumptions and analysis underlying our mineral resource and mineral reserve estimates and plans for mineral resource exploration and development;

•
the likelihood of successful mining operations or the profitable production of minerals and precious metals;

•
the Company’s history of losses and expectation of future losses;

•
the Company’s limited property portfolio and potential challenges related to the Company’s title to its mineral properties;

•
timing, costs and potential success of future activities on the Company’s properties, including but not limited to development and construction costs, as well as operating costs in the event that a production decision is made, and the Company’s ability to achieve production at the Project if constructed;

2

•
potential results of exploration, development and environmental protection, reclamation and remediation activities;

•
future outlook and goals;

•
current or future legal challenges, proceedings, litigation or environmental liability;

•
global economic, political and social conditions and financial markets, including any potential regulatory, policy or legislative changes and changes in international and trade relations, inflation levels and interest rates;

•
changes in gold and antimony commodity prices;

•
our ability to implement our strategic plan and to maintain and manage growth effectively;

•
risks related to our largest shareholder and other significant shareholders;

•
loss of key executives or the inability to hire or retain key executives or employees;

•
high levels of competition within the mining industry;

•
equipment, labor, materials and services required for construction and operation of the Project, including the Company’s ability to obtain supplies and equipment when needed and at expected prices;

•
labor shortages and disruptions;

•
cyber-attacks and other security breaches of our information and technology systems; and

•
other risks and uncertainties, including those described under the heading “Risk Factors” included in our most recent Annual Report on Form 10-K, as supplemented by our subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and any accompanying prospectus supplement.

Statements concerning mineral resource and mineral reserve estimates may also be deemed to constitute forward-looking information to the extent that such statements involve estimates of the mineralization that may be encountered if a property is developed.
These risks are not exhaustive. Because of these risks and other uncertainties, our actual results, performance or achievement, or industry results, may be materially different from the anticipated or estimated results discussed in the forward-looking statements in this prospectus, any prospectus supplement, and the information incorporated by reference in this prospectus and each prospectus supplement. Factors that may cause actual results to differ materially from current expectations include, among other things, those described under the heading “Risk Factors” in our most recent Annual Report on Form 10-K filed with the SEC, as supplemented by our subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and discussed elsewhere in this prospectus, each prospectus supplement, and the information incorporated by reference in this prospectus and each prospectus supplement. New risk factors emerge from time to time, and it is not possible for our management to predict all risk factors nor can we assess the effects of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in, or implied by, any forward-looking statements. Our past results of operations are not necessarily indicative of our future results. You should not rely on any forward-looking statements, which represent our beliefs, assumptions and estimates only as of the dates on which they were made, as predictions of future events. We undertake no obligation to update these forward-looking statements, even though circumstances may change in the future, except as required under applicable securities laws. We qualify all of our forward-looking statements by these cautionary statements.
3

THE COMPANY
We are engaged in acquiring mining properties with the intention of exploring, evaluating, developing and placing them into production, if warranted. Our principal mineral project is the Stibnite Gold Project in Idaho, USA, which contains several gold, silver and antimony mineral deposits. The Company’s current focus is to redevelop three of the deposits known as the Hangar Flats Deposit, West End Deposit and Yellow Pine Deposit, all of which are located within the Stibnite Gold Project, as well as reprocess certain historical tailings located on the Project. These development activities are intended to be undertaken in conjunction with a major restoration program designed to address legacy impacts related to historical mining activities in the Project area.
We were incorporated under the Business Corporations Act (British Columbia) (the “BCBCA”) on February 22, 2011, under the name “Midas Gold Corp.” We changed our name to “Perpetua Resources Corp.” on February 15, 2021. Our headquarters are located at Suite 201, 405 South 8th Street, Boise, Idaho 83702, and our telephone number is (208) 901-3060. Our website address is www.perpetuaresources.com. The information contained on, or that can be accessed through, our website is not part of, and is not incorporated into, this prospectus. We have included our website address in this prospectus solely as an inactive textual reference.
4

WHERE YOU CAN FIND MORE INFORMATION
We file annual, quarterly and current reports and other information with the SEC. Our filings with the SEC are available to the public through the Internet at the SEC’s website at http://www.sec.gov, which contains reports, proxy and information statements, and other information regarding issuers, including Perpetua, that file electronically with the SEC. We are also subject to requirements of the applicable securities laws of Canada, and documents that we file with the securities commissions or similar regulatory authorities in Canada may be found under our profile on SEDAR+ at www.sedarplus.ca.
We make available free of charge through our website (www.perpetuaresources.com) all of the documents that we file with the SEC as soon as reasonably practicable after we electronically file those documents with the SEC or similar regulatory authorities in Canada. In addition to the reports filed or furnished with the SEC and the securities commissions or similar regulatory authorities in Canada, we publicly disclose information from time to time in our press releases, investor presentations posted on our website and at publicly accessible conferences. Such information, including information posted on or connected to our website or any other website, is not a part of, or incorporated by reference in, this prospectus unless specifically so designated and filed with the SEC or the securities commissions or similar regulatory authorities in Canada.
5

DOCUMENTS INCORPORATED BY REFERENCE
The SEC allows us to incorporate by reference into this prospectus the information we file with it, which means that we can disclose important information to you by referring you to the documents we file with the SEC. The information incorporated by reference is considered to be part of this prospectus, and later information that we file with the SEC will automatically update and supersede information in this prospectus and information previously filed with the SEC. Therefore, before you decide to invest in a particular offering under this shelf registration statement, you should always check for reports we may have filed with the SEC after the date of this prospectus.
We incorporate by reference the documents listed below and any future filings made by us with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, after the date of the initial registration statement and prior to termination of the offering of the securities described in this prospectus (other than, in each case, documents or information deemed to have been furnished and not filed in accordance with the SEC rules):
•
our Annual Report on Form 10-K for the year ended December 31, 2025, filed on March 31, 2026;

•
the information specifically incorporated by reference into our Annual Report on Form 10-K for the year ended December 31, 2024, from our definitive proxy statement on Schedule 14A, filed on April 2, 2025;

•
our Current Report on Form 8-K filed on March 5, 2026; and

•
the description of our Common Shares contained in our Registration Statement on Form 8-A filed with the SEC on January 20, 2021, including any amendment or report filed with the SEC for purposes of updating such description, including Exhibit 4.1 to our Annual Report on Form 10-K for the year ended December 31, 2025.

You may obtain copies of any of the documents incorporated by reference in this prospectus from the SEC through the SEC’s website at the address provided above. We will also provide without charge to each person, including any beneficial owner, to whom a prospectus is delivered, upon written or oral request, a copy of any document incorporated by reference in this prospectus and any exhibit specifically incorporated by reference in those documents. Requests for such documents or exhibits should be directed to:
Perpetua Resources Corp.
Attn: Investor Relations Manager
405 S. 8th Street, Ste 201
Boise, Idaho 83702
Telephone number: (208) 901-3060
6

RISK FACTORS
An investment in our securities involves risks. Before you invest in our securities, you should carefully consider those risk factors included in our most recent Annual Report on Form 10-K, and any updates to those risk factors in our Quarterly Reports on Form 10-Q filed subsequent to such Form 10-K and our Current Reports on Form 8-K filed subsequent to such Form 10-K, each of which is incorporated herein by reference, and those risk factors that may be included in any applicable prospectus supplement together with all of the other information included in this prospectus, any prospectus supplement, and the documents we incorporate by reference in evaluating an investment in our securities. If any of these risks were actually to occur, our business, financial condition or results of operations could be materially adversely affected. Additional risks not presently known to us or that we currently believe are immaterial may also significantly impair our business operations and financial condition. Please read “Cautionary Note Regarding Forward-Looking Statements.” When we offer and sell any securities pursuant to a prospectus supplement, we may include additional risk factors relevant to such securities in the prospectus supplement.
7

USE OF PROCEEDS
All of the Common Shares offered by the Selling Shareholders pursuant to this prospectus will be sold by the Selling Shareholders for their respective accounts. We will not receive any of the proceeds from these sales. We will receive proceeds from any exercise of the Warrants for cash.
8

MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES
The following is a general summary of material U.S. federal income tax consequences of the acquisition, ownership and disposition of our Common Shares for U.S. Holders and Non-U.S. Holders (each as defined below) that acquire our Common Shares pursuant to this prospectus. This summary is based upon the provisions of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), applicable U.S. Treasury regulations promulgated under the Code (the “Treasury Regulations”), administrative pronouncements or practices and judicial decisions, all as of the date hereof. Future legislative, judicial or administrative modifications, revocations or interpretations, which may or may not be retroactive, may result in U.S. federal income tax consequences significantly different from those discussed herein. This summary is not binding on the Internal Revenue Service (the “IRS”). No ruling has been or will be sought or obtained from the IRS with respect to any of the U.S. federal tax consequences discussed herein. There can be no assurance that the IRS will not challenge any of the conclusions described herein or that a U.S. court will not sustain such a challenge. This summary assumes that our Common Shares are held as capital assets within the meaning of Section 1221 of the Code (generally, property held for investment).
This summary does not address U.S. federal income tax consequences to holders subject to special rules, including holders that (i) are banks, financial institutions or insurance companies; (ii) are regulated investment companies or real estate investment trusts; (iii) are brokers, dealers or traders in securities or currencies; (iv) are tax-exempt organizations or governmental organizations; (v) hold our Common Shares as part of hedges, straddles, constructive sales, conversion transactions or other integrated investments; (vi) have a functional currency other than the U.S. dollar; (vii) own or have owned directly, indirectly or constructively 5% or more of our Common Shares; (viii) are controlled foreign corporations, passive foreign investment companies or corporations that accumulate earnings to avoid U.S. federal income tax; (ix) are partnerships or other pass-through entities for U.S. federal income tax purposes; (x) are tax-qualified retirement plans; (xi) are “qualified foreign pension funds” as defined in Section 897(l)(2) of the Code (or any entities all the interests of which are held by a qualified foreign pension fund); (xii) are traders in securities that use the mark-to-market method of accounting for U.S. federal income tax purposes; (xiii) acquired our Common Shares through the exercise of employee stock options or otherwise as compensation or through a tax-qualified retirement plan or (xiv) are certain former citizens or long-term residents of the United States. In addition, this summary does not address any U.S. federal estate, gift or other non-income tax, or any state, local or non-U.S. tax consequences of the acquisition, ownership or disposition of our Common Shares, or the impact of the U.S. federal alternative minimum tax or the U.S. Medicare contribution tax on net investment income.
If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds our Common Shares, the U.S. federal income tax treatment of a partner in such partnership generally will depend on the status of such partner and on the activities of the partner and the partnership. A person that is a partner of an entity or an arrangement treated as a partnership for U.S. federal income tax purposes where such entity or arrangement holds our Common Shares should consult its own tax advisor.
THIS SUMMARY IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT TAX ADVICE. PROSPECTIVE INVESTORS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE APPLICATION OF THE U.S. FEDERAL INCOME TAX RULES TO THEIR PARTICULAR CIRCUMSTANCES, AS WELL AS THE STATE, LOCAL AND NON-U.S. TAX CONSEQUENCES TO THEM OF THE ACQUISITION, OWNERSHIP AND DISPOSITION OF OUR COMMON SHARES.
Tax Classification of the Company as a U.S. Domestic Corporation
The Company is classified as a U.S. domestic corporation for U.S. federal income tax purposes under Section 7874 of the Code. A number of significant and complicated U.S. federal income tax consequences may result from such classification, and this summary does not attempt to describe all such U.S. federal income tax consequences. Section 7874 of the Code and the Treasury Regulations promulgated thereunder do not address all the possible tax consequences that arise from the Company being treated as a U.S. domestic corporation for U.S. federal income tax purposes. Accordingly, there may be additional or unforeseen U.S. federal income tax consequences to the Company that are not discussed in this summary.
9

Generally, the Company is subject to U.S. federal income tax on its worldwide taxable income (regardless of whether such income is “U.S. source” or “foreign source”) and is required to file a U.S. federal income tax return annually with the IRS. The Company is also subject to tax in Canada. It is unclear how the foreign tax credit rules under the Code will operate in certain circumstances, given the treatment of the Company as U.S. domestic corporation for U.S. federal income tax purposes and the taxation of the Company in Canada. Accordingly, it is possible that the Company will be subject to double taxation with respect to all or part of its taxable income. It is anticipated that such U.S. and Canadian tax treatment will continue indefinitely and that our Common Shares will be treated indefinitely as shares in a U.S. domestic corporation for U.S. federal income tax purposes.
U.S. Holders
This section is addressed to U.S. Holders that acquire our Common Shares pursuant to this prospectus. As used herein, “U.S. Holder” means a beneficial owner of our Common Shares that is, for U.S. federal income tax purposes, (i) an individual who is a citizen or resident of the United States; (ii) a corporation (or entity classified as a corporation for U.S. federal income tax purposes) created or organized under the laws of the United States or any political subdivision thereof, including any state thereof and the District of Columbia; (iii) an estate, the income of which is subject to U.S. federal income tax regardless of its source; or (iv) a trust that (a) is subject to the primary jurisdiction of a court within the United States and for which one or more U.S. persons have authority to control all substantial decisions or (b) has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person.
Distributions
The Company does not anticipate paying distributions to holders of our Common Shares in the foreseeable future. If the Company does make any distributions, such distributions (including the amount of any Canadian tax withheld with respect to such distributions) will be taxable as dividend income when paid to the extent of the Company’s current or accumulated earnings and profits, as determined for U.S. federal income tax purposes. To the extent that the amount of a distribution with respect to our Common Shares exceeds the Company’s current and accumulated earnings and profits, such distribution will be treated first as a tax-free return of capital to the extent of the U.S. Holder’s adjusted tax basis in our Common Shares, and thereafter as capital gain, which will be long-term capital gain if the U.S. Holder has held our Common Shares at the time of the distribution for more than one year. Distributions on our Common Shares constituting dividend income paid to U.S. Holders that are U.S. corporations may qualify for the dividends received deduction, subject to various limitations. Distributions on our Common Shares constituting dividend income paid to U.S. Holders that are individuals may qualify for the reduced rates applicable to qualified dividend income.
Sale, Exchange, Redemption or Other Disposition
A U.S. Holder generally will recognize capital gain or loss on a sale, exchange, redemption (other than a redemption that is treated as a distribution) or other disposition of our Common Shares equal to the difference between the amount realized upon the sale, exchange, redemption or other disposition and the U.S. Holder’s adjusted tax basis in such shares. Such capital gain or loss will be long-term capital gain or loss if the U.S. Holder’s holding period for such shares exceeds one year at the time of the sale, exchange, redemption or other disposition. Long-term capital gains of non-corporate U.S. Holders are generally taxed at a lower maximum marginal tax rate than the maximum marginal tax rate applicable to ordinary income. The deductibility of net capital losses by individuals and corporations is subject to limitations.
Foreign Tax Credit Limitations
Because it is anticipated that the Company will be subject to tax both as a U.S. domestic corporation and as a Canadian corporation, a U.S. Holder may pay, through withholding, Canadian tax, as well as U.S. federal income tax, with respect to distributions paid on our Common Shares. For U.S. federal income tax purposes, a U.S. Holder may elect for any taxable year to receive either a credit or a deduction for all foreign income taxes paid by the holder during the year. Complex limitations apply to the foreign tax credit, including a general limitation that the credit cannot exceed the proportionate share of a taxpayer’s U.S. federal income tax
10

that the taxpayer’s foreign source taxable income bears to the taxpayer’s worldwide taxable income. In applying this limitation, items of income and deduction must be classified, under complex rules, as either foreign source or U.S. source. The status of the Company as a U.S. domestic corporation for U.S. federal income tax purposes will cause dividends paid by the Company to be treated as U.S. source rather than foreign source income for this purpose. As a result, by virtue of the U.S. source character of a dividend paid by the Company and the U.S. foreign tax credit limitation, a foreign tax credit may be unavailable for any Canadian tax paid on distributions received from the Company. Similarly, to the extent a sale, exchange, redemption or other disposition of our Common Shares by a U.S. Holder results in Canadian tax payable by the U.S. Holder (for example, if our Common Shares constitute taxable Canadian property within the meaning of the Tax Act (as defined below)), a U.S. foreign tax credit may be unavailable to the U.S. Holder for such Canadian tax. In each case, however, the U.S. Holder should be able to take a deduction for the U.S. Holder’s Canadian tax paid, provided that the U.S. Holder has not elected to credit other foreign taxes during the same taxable year. The foreign tax credit rules are complex, and their application in connection with Section 7874 of the Code in the presence of the United States-Canada income tax treaty is not entirely clear. Each U.S. Holder should consult its own tax advisor regarding these rules.
Foreign Currency
The amount of any distribution paid to a U.S. Holder in foreign currency, or the amount of proceeds paid in foreign currency on the sale, exchange, redemption or other disposition of our Common Shares, generally will be equal to the U.S. dollar value of such foreign currency based on the exchange rate applicable on the date of receipt (regardless of whether such foreign currency is converted into U.S. dollars at that time). A U.S. Holder will have a basis in the foreign currency equal to its U.S. dollar value on the date of receipt. Any U.S. Holder that converts or otherwise disposes of the foreign currency after the date of receipt may have a foreign currency exchange gain or loss that would be treated as ordinary income or loss, and generally will be U.S. source income or loss for foreign tax credit purposes. Different rules apply to U.S. Holders that use the accrual method of tax accounting. A U.S. Holder that recognizes foreign currency exchange loss with respect to our Common Shares would be required to report the loss on IRS Form 8886 (Reportable Transaction Disclosure Statement) if the loss exceeds the thresholds set forth in the applicable Treasury Regulations. For individuals and trusts, this loss threshold is $50,000 in any single year. For other types of taxpayers, the thresholds are higher. U.S. Holders should consult their own tax advisors regarding the rules concerning foreign currency exchange gain or loss.
Information Reporting and Backup Withholding
Information returns will be filed with the IRS in connection with payments of dividends and the proceeds from a sale, exchange, redemption or other disposition of our Common Shares to a U.S. Holder that is not an exempt recipient, such as a corporation. Certain U.S. Holders may be subject to backup withholding with respect to the payment of dividends on our Common Shares and to certain payments of the proceeds from the sale, exchange, redemption or other disposition of our Common Shares, unless such U.S. Holders provide proof of an applicable exemption or a correct taxpayer identification number and otherwise comply with applicable requirements of the backup withholding rules.
Any amount withheld under the backup withholding rules from a payment to a U.S. Holder is allowable as a credit against such U.S. Holder’s U.S. federal income tax, which may entitle the U.S. Holder to a refund, provided that the U.S. Holder timely provides the required information to the IRS. Moreover, certain penalties may be imposed by the IRS on a U.S. Holder that is required to furnish information but does not do so in the proper manner.
Non-U.S. Holders
This section is addressed to Non-U.S. Holders that acquire our Common Shares pursuant to this prospectus. As used herein, “Non-U.S. Holder” means any beneficial owner of our Common Shares that is for U.S. federal income tax purposes:
•
a nonresident alien individual;

•
a foreign corporation; or

11

•
a foreign estate or trust.

Distributions
The Company does not anticipate paying distributions to holders of our Common Shares in the foreseeable future. However, subject to the discussions under “Information Reporting and Backup Withholding” below and under “FATCA” below, distributions treated as dividends (as described above under “U.S. Holders — Distributions”) paid to a Non-U.S. Holder generally will be subject to U.S. federal withholding tax at a rate of 30% of the gross amount of the dividends (or such lower rate specified by an applicable income tax treaty, provided the Non-U.S. Holder furnishes a valid IRS Form W-8BEN or W-8BEN-E (or other applicable documentation) to the applicable withholding agent, certifying qualification for the lower treaty rate), unless the dividend is effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States and the Non-U.S. Holder furnishes a valid IRS Form W-8ECI (or other applicable documentation) to the applicable withholding agent. A Non-U.S. Holder that does not timely furnish the required documentation for a reduced treaty rate, but that qualifies for a reduced treaty rate, may obtain a refund of any excess amounts withheld by timely filing an appropriate claim for refund with the IRS. Non-U.S. Holders should consult their own tax advisors regarding their entitlement to benefits under any applicable income tax treaty. If the Company is a USRPHC (as defined below) and does not qualify for the Regularly Traded Exception (as defined below), distributions that constitute a return of the Non-U.S. Holder’s investment will be subject to withholding unless an application for a withholding certificate is filed with the IRS to reduce or eliminate such withholding.
Dividends paid to a Non-U.S. Holder that are effectively connected with the Non-U.S. Holder’s conduct of a trade or business in the United States (and, where an income tax treaty applies, are attributable to a U.S. permanent establishment of the Non-U.S. Holder) generally will be exempt from the withholding tax described above, and instead will be subject to U.S. federal income tax on a net income basis at regular graduated U.S. federal income tax rates and, if the Non-U.S. Holder is a corporation, may be subject to an additional U.S. branch profits tax at a gross rate equal to 30% of its effectively connected earnings and profits for that taxable year (subject to any exemption or lower rate as may be specified by an applicable income tax treaty).
Sale, Exchange, Redemption or Other Disposition
Subject to the discussions below under “— Information Reporting and Backup Withholding”, a Non-U.S. Holder will not be subject to U.S. federal income tax on any gain realized upon the sale, exchange, redemption or other disposition of our Common Shares unless:
•
the Non-U.S. Holder is a non-resident alien individual present in the United States for 183 days or more during the taxable year of the sale, exchange, redemption or other disposition and certain other requirements are met;

•
the gain is effectively connected with a U.S. trade or business carried on by the Non-U.S. Holder (and, where an income tax treaty applies, is attributable to a U.S. permanent establishment of the Non-U.S. Holder); or

•
our Common Shares constitute United States real property interests (“USRPIs”) by reason of the Company’s status as a United States real property holding corporation (a “USRPHC”) for U.S. federal income tax purposes at any time during the shorter of (i) the five-year period ending on the date of the sale, exchange, redemption or other disposition and (ii) the Non-U.S. Holder’s holding period for the Common Shares (the “Relevant Period”), and, in the case where our Common Shares are regularly traded on an established securities market (within the meaning of Section 897(c)(3) of the Code), the Non-U.S. Holder has owned, actually or constructively, more than 5% of our Common Shares during the Relevant Period.

Gain described in the first bullet point above will be subject to U.S. federal income tax at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty), which may be offset by certain U.S. source capital losses of the Non-U.S. Holder (even though the individual is not considered a resident of the United States), provided the Non-U.S. Holder has timely filed U.S. federal income tax returns with respect to such losses.
12

Gain described in the second bullet point above will be subject to U.S. federal income tax on the net gain from the sale, exchange, redemption or other disposition at regular graduated U.S. federal income tax rates and, if the Non-U.S. Holder is a corporation, may be subject to an additional U.S. branch profits tax at a gross rate equal to 30% of its effectively connected earnings and profits for that taxable year (subject to any exemption or lower rate as may be specified by an applicable income tax treaty).
With respect to the third bullet point above, the Company believes it currently is, and anticipates remaining, a USRPHC. Because the determination of whether the Company is a USRPHC depends on the fair market value of the Company’s USRPIs relative to the fair market value of the Company’s non-U.S. real property interests and other business assets, there can be no assurance the Company currently is a USRPHC or will remain one in the future. Even if the Company is or were to become a USRPHC, gain arising from the sale, exchange, redemption or other disposition by a Non-U.S. Holder of our Common Shares will not be subject to U.S. federal income tax if our Common Shares are “regularly traded” (as defined by applicable Treasury Regulations) on an established securities market (the “Regularly Traded Exception”), and such Non-U.S. Holder has owned, actually and constructively, 5% or less of our Common Shares during the Relevant Period. If the Regularly Traded Exception is not satisfied, a Non-U.S. Holder will be taxed as if any gain or loss were effectively connected with the conduct of a trade or business (as described in the preceding paragraph), and a 15% withholding tax generally would apply to the gross proceeds from the sale, exchange, redemption or other disposition of our Common Shares. A Non-U.S. Holder that has owned, actually or constructively, more than 5% of our Common Shares during the Relevant Period will be taxed as if any gain or loss were effectively connected with the conduct of a trade or business (as described in the preceding paragraph), even if the Regularly Traded Exception is satisfied.
Non-U.S. Holders should consult with their own tax advisors regarding the consequences to them of investing in a USRPHC and potentially applicable income tax treaties that may provide for different rules.
Information Reporting and Backup Withholding
Payments of dividends on our Common Shares will not be subject to backup withholding, provided the applicable withholding agent does not have actual knowledge or reason to know the holder is a United States person and the holder either certifies its non-U.S. status, such as by furnishing a valid IRS Form W-8BEN or W-8BEN-E, or otherwise establishes an exemption. However, information returns are required to be filed with the IRS in connection with any dividends on our Common Shares paid to Non-U.S. Holders, regardless of whether any tax was actually withheld. In addition, proceeds from the sale, exchange, redemption or other disposition of our Common Shares within the United States or conducted through certain U.S.-related brokers generally will not be subject to backup withholding or information reporting if the applicable withholding agent receives the certification described above and does not have actual knowledge or reason to know that the holder is a United States person, or the holder otherwise establishes an exemption. Proceeds from a sale, exchange, redemption or other disposition of our Common Shares conducted through a non-U.S. office of a non-U.S. broker generally will not be subject to backup withholding or information reporting.
Copies of information returns that are filed with the IRS may also be made available under the provisions of an applicable treaty or agreement to the tax authorities of the country in which the Non-U.S. Holder resides or is established.
Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against a Non-U.S. Holder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.
FATCA
Withholding taxes may be imposed under Sections 1471 to 1474 of the Code, and the Treasury Regulations and administrative guidance issued thereunder (“FATCA”) on certain types of payments made to non-U.S. financial institutions and certain other non-U.S. entities. Specifically, a 30% withholding tax may be imposed on “withholdable payments” (as defined in the Code), including dividends on our Common Shares paid to a “foreign financial institution” or a “non-financial foreign entity” (each as defined in the Code), unless (i) the foreign financial institution undertakes certain diligence and reporting obligations, (ii) the non-financial foreign entity either certifies it does not have any “substantial United States owners” (as defined
13

in the Code) or furnishes identifying information regarding each substantial United States owner, or (iii) the foreign financial institution or non-financial foreign entity otherwise qualifies for an exemption from these rules. If the payee is a foreign financial institution and is subject to the diligence and reporting requirements in (i) above, it must enter into an agreement with the U.S. Department of the Treasury requiring, among other things, that it undertake to identify accounts held by certain “specified United States persons” or “United States-owned foreign entities” (each as defined in the Code), annually report certain information about such accounts and withhold 30% on certain payments to non-compliant foreign financial institutions and certain other account holders. Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules.
While withholdable payments would have originally included payments of gross proceeds from the sale, exchange, redemption or other disposition of our Common Shares, proposed Treasury Regulations provide that such payments of gross proceeds do not constitute withholdable payments. Taxpayers generally may rely on these proposed Treasury Regulations until they are revoked or final Treasury Regulations are issued.
Prospective investors should consult their own tax advisors regarding the potential application of withholding under FATCA to their investment in our Common Shares.
14

MATERIAL CANADIAN FEDERAL INCOME TAX CONSIDERATIONS
Subject to the limitations and qualifications stated herein, the following summary is, as of the date of this prospectus, a general summary of the principal Canadian federal income tax considerations under the Income Tax Act (Canada) (the “Tax Act”) generally applicable to an investor who acquires, as beneficial owner, a Common Share pursuant to the offering and who, for the purposes of the Tax Act and at all relevant times: (i) is not, and is not deemed to be, resident in Canada, (ii) does not use or hold (and is not deemed to use or hold) the Common Shares in carrying on a business in Canada, (iii) deals at arm’s length with the Company and the Selling Shareholders, (iv) is not “affiliated” (within the meaning of the Tax Act) with the Company and any Selling Shareholder and (v) acquires and holds the Common Shares as capital property (a “Holder”). Generally, the Common Shares will be considered to be capital property to a Holder thereof provided that the Holder does not use or hold the Common Shares in the course of carrying on a business of trading or dealing in securities and such Holder has not acquired them in one or more transactions considered to be an adventure or concern in the nature of trade.
Special rules, which are not discussed in this summary, may apply to a Holder that is an insurer carrying on business in Canada and elsewhere or is an “authorized foreign bank” (as defined in the Tax Act). Such Holders should consult their own tax advisors.
This summary is based upon the current provisions of the Tax Act and the regulations thereunder, counsel’s understanding of the current published administrative policies and assessing practices of the Canada Revenue Agency (the “CRA”) and all specific proposals to amend the Tax Act and the regulations thereunder publicly announced by or on behalf of the Minister of Finance (Canada) prior to the date hereof (the “Tax Proposals”). This summary assumes that the Tax Proposals will be enacted as proposed; however, no assurance can be given that the Tax Proposals will be enacted as proposed or at all. This summary does not otherwise take into account or anticipate any changes in law or the CRA’s administrative policies or assessing practices, whether by legislative, governmental or judicial decision or action, nor does it take into account other federal or any provincial, territorial or foreign tax legislation or considerations.
This summary is of a general nature only, is not exhaustive of all possible Canadian federal income tax considerations and is not intended to be, nor should it be construed to be, legal or tax advice to any particular Holder. Accordingly, Holders should consult their own tax advisors with respect to their particular circumstances.
Currency Conversion
For purposes of the Tax Act, all amounts relating to the acquisition, holding or disposition of the Common Shares must be converted into Canadian dollars based on the exchange rate quoted by the Bank of Canada for the date such amounts arise or such other rate of exchange as is acceptable to the CRA.
Dividends
Dividends paid or credited or deemed to be paid or credited to a Holder by the Company on any Common Shares will be subject to Canadian withholding tax at the rate of 25% of the gross amount of the dividend unless such rate is reduced by the terms of an applicable income tax treaty or convention. For example, under the Canada-United States Tax Convention (1980), as amended (the “Canada-U.S. Treaty”), the rate of withholding tax on dividends paid or credited to a Holder who is resident in the United States for purposes of the Canada-U.S. Treaty, is the beneficial holder of the dividends, and is fully entitled to benefits under the Canada-U.S. Treaty (a “U.S. Holder”) is generally reduced to 15% of the gross amount of the dividend (or 5% in the case of a U.S. Holder that is a company beneficially owning at least 10% of the Company’s voting shares).
Dispositions of Common Shares
A Holder generally will not be subject to tax under the Tax Act in respect of a capital gain realized on the disposition or deemed disposition of a Common Share, nor will capital losses arising therefrom be recognized under the Tax Act, unless the Common Share constitutes “taxable Canadian property” to the Holder for
15

purposes of the Tax Act at the time of disposition, and the gain is not exempt from tax pursuant to the terms of an applicable income tax treaty or convention.
Provided the Common Shares are listed on a “designated stock exchange” as defined in the Tax Act (which currently includes the TSX and the Nasdaq), at the time of disposition, the Common Shares generally will not constitute taxable Canadian property of a Holder at that time, unless at any time during the 60 month period immediately preceding the disposition of such Common Shares, as applicable, the following two conditions are met concurrently: (i) 25% or more of the issued shares of any class or series of shares of the Company were owned by one or any combination of (a) the Holder, (b) persons with whom the Holder did not deal at arm’s length, or (c) partnerships in which persons referred to in (a) or (b) hold a membership interest (directly or indirectly through one or more partnerships); and (ii) more than 50% of the fair market value of the Common Shares was derived directly or indirectly from one or any combination of real or immovable property situated in Canada, “Canadian resource properties” (as defined in the Tax Act), “timber resource properties” (as defined in the Tax Act) or an option in respect of, an interest in, or for civil law a right in such properties, whether or not such property exists.
Even if a Common Share is “taxable Canadian property” to a Holder, such Holder may be exempt from tax under the Tax Act on the disposition of such Common Share by virtue of an applicable income tax treaty or convention.
A Holder whose Common Shares are taxable Canadian property should consult their own tax advisors regarding the tax and compliance considerations that may be relevant to them.
16

DESCRIPTION OF COMMON AND PREFERRED SHARES
The following summary describes our Common Shares and the material provisions of our Notice of Articles and Articles and of the BCBCA. Because the following is only a summary, it does not contain all of the information that may be important to you. For a complete description, you should refer to our Articles, a copy of which has been filed as an exhibit to the registration statement of which this prospectus is a part, and to the applicable provisions of the BCBCA.
General
There are no special rights or restrictions attached to any of the Common Shares, which all rank equally as to all benefits which might accrue to the holders of Common Shares.
Authorized Share Capital
We are authorized to issue an unlimited number of Common Shares without par value. As of March 24, 2026, we have 124,949,691 Common Shares outstanding.
Voting Rights
Holders of Common Shares are entitled to receive notice of and to attend any meetings of shareholders of the Company. At any general meeting, subject to the restrictions on joint registered owners of Common Shares, on a vote by show of hands every shareholder who is present in person or by proxy and entitled to vote has one vote and on a poll, every shareholder entitled to vote has one vote for each Common Share of which he, she or it is the registered owner and may exercise such vote either in person or by proxy. On a poll, a shareholder entitled to more than one vote need not cast all the votes in the same way. The majority of votes required for the Company to pass a special resolution at a general meeting of shareholders is two-thirds of the votes cast on the resolution.
Economic Rights
Dividends and Distributions.
Subject to the BCBCA, holders of Common Shares are entitled to receive dividends if, as and when declared by the board of directors of the Company (the “Board”) at its discretion from funds legally available therefor, in each case subject to the rights, privileges, restrictions and conditions attached to any other series or class of shares ranking senior in priority to or on a pro-rata basis with the holders of Common Shares with respect to dividends.
Liquidation Rights.
Subject to the BCBCA, in the event of our liquidation, dissolution, or winding-up, holders of Common Shares are entitled to receive a pro rata share of our assets available for distribution to the shareholders after payment of debts and other liabilities, in each case subject to the rights, privileges, restrictions and conditions attached to any other series or class of shares ranking senior in priority to or on a pro-rata basis with the holders of Common Shares with respect to liquidation.
Conversion.
Holders of Common Shares have no conversion rights.
Pre-emptive Rights.
Paulson & Co. Inc. (“Paulson”) is entitled to the right of first opportunity to provide any equity financing required by us pursuant to the Amended and Restated Investor Rights Agreement between Midas Gold Corp., Idaho Gold Resources Company, LLC and Paulson & Co. Inc., dated March 17, 2020 (the “Paulson Investor Rights Agreement”) so long as Paulson owns in the aggregate 10% or more of the issued and outstanding Common Shares.
17

Participation Rights.
So long as Paulson owns at least 10% or more of the issued and outstanding Common Shares, Paulson has the right to participate in any future issuances of debt or equity securities of the Company to maintain its pro rata interest in the Company.
Pursuant to the Investor Rights Agreement between the Company and Agnico Eagle Mines Limited (“Agnico”), dated October 28, 2025 (the “Agnico Investor Rights Agreement”), so long as Agnico owns at least 1.5% or more of the issued and outstanding Common Shares, Agnico will have the right, subject to certain exceptions, to participate in equity offerings conducted by the Company to retain its pro rata equity ownership or reach beneficial ownership of up to 9.99% of the Company’s Common Shares.
Additionally, pursuant to the Investor Rights Agreement between the Company and JPMorgan Chase Funding Inc. (“JPMorgan”), an affiliate of JPMorgan Chase & Co, dated October 28, 2025 (the “JPM Investor Rights Agreement”), for so long as JPMorgan owns at least 1.5% or more of the issued and outstanding Common Shares, JPMorgan will have the right, subject to certain exceptions, to participate pro rata in equity offerings conducted by the Company.
Subscription Rights.
Holders of Common Shares have no subscription rights.
Redemption Provisions.
There are no redemption provisions applicable to our Common Shares.
Sinking Fund Provisions.
There are no sinking fund provisions applicable to our Common Shares.
Preferred Shares
We currently have no outstanding preferred shares. We are authorized to issue an unlimited number of first preferred shares without par value, and an unlimited number of second preferred shares without par value. If we were to register and issue preferred shares, such preferred shares would rank senior to the Common Shares with respect to the payment of dividends and the distribution of assets on a liquidation, dissolution or winding up of the Company.
Shareholder Approval; Vote on Extraordinary Corporate Transactions
Under the BCBCA, certain extraordinary corporate actions, such as amalgamations (other than with certain affiliated companies), continuances to another jurisdiction and sales, leases or exchanges of all, or substantially all, of the property of a company (other than in the ordinary course of business), and other extraordinary corporate actions such as liquidations, dissolutions and arrangements (if ordered by a court), are required to be approved by a “special resolution” of shareholders.
A “special resolution” is a resolution (i) passed by a majority of not less than two-thirds of the votes cast by the shareholders who voted in respect of the resolution, or (ii) signed by all shareholders entitled to vote on the resolution. In specified cases, a special resolution to approve an extraordinary corporate action is required to be approved separately by the holders of a class or series of shares, including in certain cases a class or series of shares not otherwise carrying voting rights.
Approval Rights
Under the Paulson Investor Rights Agreement, so long as Paulson owns 20% or more of the outstanding Common Shares, without the prior written approval of Paulson and subject to certain exceptions, the Company shall not, and shall not permit any subsidiary to: (a) voluntarily delist from any stock exchange where its securities are listed; (b) incur any indebtedness or guarantee any indebtedness; or (c) incur any lien,
18

claim or security interest on assets of the Company or any subsidiary including royalty agreements, streaming agreements or long-term offtake agreements.
Amendments to the Governing Documents
Under the BCBCA, the type of resolution required to be passed in order to authorize amendments to the notice of articles and/or articles of a company is determined as follows:
•
the type of resolution specified by the BCBCA; or

•
if not specified by the BCBCA, the type of resolution specified by the company’s articles; or

•
if neither (i) nor (ii) apply, a special resolution.

If the proposed amendment would affect a particular class of shares in certain specified ways, the holders of shares of that class are entitled to vote separately as a class on the proposed amendment, whether or not the shares otherwise carry the right to vote.
A company may alter its articles to specify or change the majority of votes that is required to pass a special resolution, which majority must be at least 2/3 and not more than 3/4 of the votes cast on the resolution, if the shareholders resolve, by a special resolution, to make the alteration. A company may also alter its articles to specify or change the majority of votes that is required for shareholders holding shares of a class or series of shares to pass a special separate resolution, which majority must be at least 2/3 and not more than 3/4 of the votes cast on the resolution, if (a) the shareholders resolve, by a special resolution, to make the alteration, and (b) shareholders holding shares of that class or series of shares consent by a special separate resolution of those shareholders.
There are no restrictions in the BCBCA on when the Company’s Articles can be altered. There is a general rule at common law that an alteration to the articles must be bona fide and in the best interests of the company as a whole. Where a shareholder alleges there has been, or is proposed to be, an alteration to the articles that is unfairly prejudicial to one or more of the shareholders, including the applicant, the applicant may be able to claim unfair prejudice. If the articles are being altered by the directors, the directors have similar duties to act honestly and in good faith with a view to the best interests of the company. Where the directors propose to alter or have altered the articles in a manner that a shareholder claims to be oppressive to one or more of the shareholders, the oppression/unfair prejudice remedies in the BCBCA may apply.
Quorum of Shareholders
The BCBCA provides that the quorum for the transaction of business at a meeting of shareholders of a company is the quorum established by the articles, or, if no quorum is established by the articles, two shareholders entitled to vote at the meeting whether present in person or by proxy.
Our Articles provide that the presence, in person or by proxy, of two or more shareholders representing at least 33 1∕3% of the outstanding Common Shares on the record date entitled to be voted will constitute a quorum for the transaction of business at any meeting of shareholders.
Calling Meetings
The BCBCA requires that a company must hold its first annual general meeting not more than 18 months after the date on which it was recognized and subsequent annual general meetings must be held at least once in each calendar year and not more than 15 months after the annual reference date (which generally means that date of the last preceding annual general meeting).
General meetings of shareholders held between annual general meetings to consider matters other than those specifically required by the BCBCA or the Articles to be dealt with at an annual general meeting are commonly referred to as extraordinary general meetings. An extraordinary general meeting of shareholders may be called at any time for the transaction of any business the general nature of which is specified in the notice calling the meeting.
The shareholders (as defined in the BCBCA) of not less than 5% of the issued shares of a company that carry the right to vote at a meeting sought to be held may requisition the directors to call a general meeting of
19

shareholders for the purposes stated in the requisition. In order to have standing to requisition a general meeting, a requisitionist must be entered on the securities register of the company as the registered owner of voting shares. If a general meeting is properly requisitioned, the directors must call a general meeting to transact the business specified in the requisition, to be held within four months after the date the requisition is received by the company.
General meetings must be held in British Columbia unless (a) a location outside British Columbia is provided for in the articles; (b) the articles do not restrict the company from approving a location outside British Columbia for holding a general meeting and a location outside British Columbia is (i) approved by the resolution required by the articles for that purpose; or (ii) if no resolution is required by the articles for that purpose, approved by an ordinary resolution; or (iii) the location for the meeting is approved in writing by the registrar before the meeting is held.
Our Articles provide that general meetings may be held outside British Columbia if that location is approved either by a resolution of the directors or in writing by the registrar before the meeting is held.
If the general meeting is a partially electronic meeting, as contemplated by the BCBCA, these requirements apply to the location where persons attend the meeting in person. If the general meeting is a fully electronic meeting, these requirements do not apply.
Shareholder Consent in Lieu of Meeting
Under the BCBCA, consent resolutions of shareholders are deemed to be proceedings at meetings of those shareholders and to be as valid and effective as if passed at a meeting that complies with all the requirements of the BCBCA and the articles relating to meetings of shareholders. A company must keep a copy of any shareholders’ consent resolutions, and minutes of shareholders’ meetings, at the records office of the company.
A “consent resolution” of shareholders in respect of the Company means:
•
in the case of a resolution of shareholders that may be passed as an ordinary resolution, a resolution consented to in writing by shareholders holding shares that carry the right to vote at general meetings who, in the aggregate, hold shares carrying at least 66 2∕3% of the votes entitled to be cast on the resolution; and

•
in the case of any other resolution of shareholders, a unanimous resolution.

Director Qualification, Election and Number
Only an individual who is properly qualified may become or act as a director of a company. Those who are not qualified to become or act as directors (or officers) include people under the age of 18 (not 19, the age of majority), people found to be incapable of managing their own affairs, undischarged bankrupts, and people who have been convicted of an offence concerning the promotion, formation, or management of a corporation or an unincorporated business or an offence involving fraud, subject to certain exceptions.
Under the BCBCA, a company must have at least one director and a public company must have at least three directors. Our Articles provide that the number of directors is set at the most recently set of:
•
the number of directors elected by ordinary resolution; and

•
if at any meeting of shareholders at which there should be an election of directors, the places of any of the retiring directors are not filled by that election, those retiring directors who are not re-elected and who are asked by the newly elected directors to continue in office will, if willing to do so, continue in office until further new directors are elected. If any such election/continuance of directors does not result in the number of directors set for the time being, the number of directors of the Company is deemed to be set at the number of directors actually elected or continued in office.

The Board has adopted a majority voting policy (the “Majority Voting Policy”) which requires, in an election of directors, other than at a Contested Meeting (as defined below), any director who receives a greater number of shares withheld than shares voted in favor of his or her election must immediately tender his or her resignation (the “Resignation”) to the Board. The Corporate Governance and Nominating Committee of the
20

Company will then review the matter and make a recommendation to the Board. In considering the Resignation, the Corporate Governance and Nominating Committee and the Board shall consider all factors they deem relevant. The Board shall determine whether or not to accept the Resignation within 90 days after the date of the relevant shareholders’ meeting. The Board shall accept the Resignation absent exceptional circumstances. The Resignation will be effective when accepted by the Board. The Director tendering the Resignation will not participate in any Board or Corporate Governance and Nominating Committee meeting at which the Resignation is considered. The Company shall promptly issue a news release with the Board’s decision and send a copy of the news release to the Toronto Stock Exchange (“TSX”). If the Resignation is not accepted, the news release shall fully state the reasons for that decision.
Under the Majority Voting Policy, a “Contested Meeting” is a meeting at which the number of directors nominated for election is greater than the number of seats available on the Board.
Under the Paulson Investor Rights Agreement, Paulson is entitled to designate nominees to the Board (each, a “Board Designee”) as follows: (a) so long as Paulson owns 10% or more of the outstanding Common Shares, Paulson shall be entitled to designate one Board Designee; and (b) so long as Paulson owns 20% or more of the outstanding Common Shares, Paulson shall be entitled to designate two Board Designees. Pursuant to the Paulson Investor Rights Agreement, the Company shall, in respect of every shareholders’ meeting at which the election of directors to the Board is considered, nominate for election to the Board the Board Designee(s), and shall use its commercially reasonable efforts to obtain shareholder approval for the election of the Board Designee(s). In the event that a Board Designee is not elected to the Board at such meeting or a Board Designee resigns or is unable to serve as a director for any reason, Paulson shall be entitled to designate a replacement director and the Company agrees to appoint, subject to applicable laws and TSX requirements, such person to the Board.
Vacancies on the Board of Directors
Under our Articles, any casual vacancy occurring in the Board may be filled by the directors.
Removal of Directors
Under our Articles, directors may be removed by shareholders or the Board as described below.
The shareholders may remove any director by special resolution, in which case the shareholders may elect, or appoint by ordinary resolution, a director to fill the resulting vacancy. If the shareholders do not elect or appoint a director to fill the vacancy contemporaneously with the removal, then the directors may appoint or the shareholders may elect, or appoint by ordinary resolution, a director to fill that vacancy.
The directors may remove any director before the expiration of their term of office if the director is convicted of an indictable offense, or if the director ceases to be qualified to act as a director of a company and does not promptly resign, and the directors may appoint a director to fill the resulting vacancy.
Fiduciary Duty of Directors
Directors of a company existing under the BCBCA have fiduciary obligations to the company. The BCBCA requires directors and officers of a British Columbia company, in exercising their powers and performing the functions of a director or officer of the company must:
•
act honestly and in good faith with a view to the best interests of the company;

•
exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances;

•
act in accordance with the BCBCA and the regulations; and

•
subject to the three subparagraphs above, act in accordance with the articles of the company.

Indemnification of Officers and Directors
See “Item 15. Indemnification of Directors and Officers” below.
21

Dissent Rights
The BCBCA provides that shareholders of a company are entitled to exercise dissent rights and be paid by the company for the fair value of their shares in connection with specified matters, including, among others:
•
resolution altering any restrictions on the business the company is permitted to carry on or on its powers;

•
a continuance under the laws of another jurisdiction;

•
the disposition (other than in the ordinary course of business) of all or substantially all of the undertaking of a company; and

•
an amalgamation with another company (other than with certain affiliated companies).

Oppression Remedy
The BCBCA provides an oppression remedy that enables a court to make any interim or final order it considers appropriate with a view to remedying or bringing to an end to the matters complained of by a “complainant” (including a registered shareholder, beneficial owner of Common Shares and any other person whom the court considers appropriate), may apply for an order on the ground:
•
that the affairs of the company are being or have been conducted, or that the powers of the directors are being or have been exercised, in a manner oppressive to one or more of the shareholders, including the applicant, or

•
that some act of the company has been done or is threatened, or that some resolution of the shareholders or of the shareholders holding shares of a class or series of shares has been passed or is proposed, that is unfairly prejudicial to one or more of the shareholders, including the applicant.

The oppression remedy provides the court with very broad and flexible powers to intervene in corporate affairs to protect shareholders and other complainants. Common remedies include (a) orders that remedy the specific conduct complained of, for example by ordering repayment of management fees (where the conduct complained of was the discriminatory payment of those fees) or ordering the payment of dividends (where the conduct complained of was the failure to pay them); (b) orders requiring the company or other shareholders to purchase the wronged shareholder’s shares; (c) orders appointing a receiver or receiver-manager; and (d) orders for liquidation and dissolution.
Derivative Actions
Under the BCBCA, a shareholder or director of a company may apply to the court for leave to:
•
prosecute a legal proceeding in the name and behalf of the company to:

•
enforce a right, duty or obligation owed to the company that could be enforced by the company itself;

•
obtain damages for any breach of a right, duty or obligation referred to in paragraph a above; or

•
defend, in the name and on behalf of a company, a legal proceeding brought against the company.

Under the BCBCA, the court may grant leave on terms it considers appropriate, if:
•
the complainant has made reasonable efforts to cause the directors of the company to prosecute or defend the legal proceeding;

•
notice of application for leave has been given to the company and to any other person the court may order;

•
the complainant is acting in good faith; and

•
it appears to the court that it is in the best interests of the company for the legal proceeding to be prosecuted or defended.

22

Under the BCBCA, the court in a derivative action may (a) make an order that the complainant give security for costs; (b) authorize any person to control the conduct of the legal proceeding or give any other directions; (c) order interim costs to be paid to the person controlling the conduct of the legal proceeding; and (d) on final disposition of a legal proceeding, make various other orders including orders for repayment of interim costs advanced and for indemnities as to costs and expenses.
Examination of Corporate Records
Under the BCBCA, upon payment of a prescribed fee, a person is entitled, during usual business hours, to examine certain corporate records and to make copies of or extracts from such documents.
Advance Notice for Shareholder Proposals and Director Nominations
The BCBCA permits certain qualified shareholders and beneficial owners of shares to submit shareholder proposals to a company, which proposals may be included in the company’s management information circular and proxy statement. To be considered for inclusion in the management information circular and proxy statement for an annual meeting of shareholders of the Company, any such shareholder proposal under the BCBCA must be:
•
signed by the submitter and qualified shareholders who, together with the submitter, are, at the time of signing registered owners or beneficial owners of shares that, in the aggregate, constitute at least 1/100 of the issued Common Shares that carry the right of vote at general meetings or having a market value in excess of $2,000;

•
received by the Company at least three months before the anniversary date of the last annual meeting of shareholders; and

•
accompanied by declarations of those making the proposal and their supporters declaring the number of Common Shares carrying the right to vote at general meetings that are owned by the signatories and the names of the registered holders of the Common Shares, for inclusion in the management information circular and proxy statement distributed to shareholders prior to the annual meeting of shareholders of the Company.

On April 4, 2013, the Board adopted an advance notice policy (which was ratified by the Company’s shareholders at the annual general meeting held on May 14, 2013) (the “Advance Notice Policy”), which fixes the deadlines by which shareholders of the Company must submit director nominations to the Company prior to any annual or special meeting of shareholders and sets forth the information that a shareholder must include in a written notice to the Company for any director nominee to be eligible for election at such annual or special meeting of shareholders.
The following is a brief summary of certain provisions of the Advance Notice Policy and is qualified in its entirety by the full text of the Advance Notice Policy:
•
Other than pursuant to (a) a proposal made in accordance with the BCBCA (as described above) or (b) a requisition of the shareholders made in accordance with the provisions of the BCBCA, shareholders of the Company must give advance written notice to the Company of any nominees for election to the Board.

•
The Advance Notice Policy fixes a deadline by which shareholders of the Company must submit, in writing, nominations for directors to the Corporate Secretary of the Company prior to any annual or special meeting of shareholders, and sets forth the specific information that such shareholders must include with their nominations in order to be effective. Only persons who are nominated in accordance with the Advance Notice Policy are eligible for election as directors of the Company.

•
For an annual meeting of shareholders, notice to the Company must be not less than 30 days and not more than 65 days prior to the date of the annual meeting; provided, however, that in the event that the annual meeting is to be held on a date less than 50 days after the date on which the first public announcement of the date of such annual meeting was made, notice may be given not later than the close of business on the 10th day following such public announcement.

23

•
For a special meeting of shareholders (that is not also an annual meeting), notice to the Company must be given not later than the close of business on the 15th day following the day on which the first public announcement of the date of such special meeting was made.

•
The time periods for giving notice set forth above shall in all cases be determined based on the original date of the applicable annual meeting and/or special meeting of shareholders, and in no event shall any adjournment or postponement of a meeting of shareholders, or the reconvening of any adjourned or postponed meeting of shareholders, or the announcement thereof, commence a new time period for the giving of notice as described above.

For the purposes of the Advance Notice Policy, “public announcement” means disclosure in a press release reported by a national news service in Canada, or in a document publicly filed by the Company under its profile on SEDAR+ at www.sedarplus.ca or on the SEC’s Website at www.sec.gov.
Registration Rights
Paulson is entitled to certain registration rights with respect to Common Shares held by it pursuant to the Paulson Investor Rights Agreement. Pursuant to the terms of the Paulson Investor Rights Agreement, Paulson has the right to demand that we file a prospectus and take such other steps as may be necessary to facilitate a distribution in Canada of all or any portion of the registrable securities held by Paulson, subject to certain exceptions set forth in the Paulson Investor Rights Agreement. In addition, in the event that we effect a registered distribution of securities, either for our account or for the account of our other security holders, Paulson will be entitled to certain piggyback registration rights with respect to such distribution, subject to certain limitations set forth in the Paulson Investor Rights Agreement.
The Paulson Investor Rights Agreement provides that we must pay registration expenses in connection with effecting any demand registration or piggyback registration, with the exception of commissions payable to any underwriter attributable to the holders’ registrable securities, the holders’ pro rata share of the registration expenses attributable to a demand registration offering and any and all fees, disbursements and expenses of legal counsel or other advisors retained by the holders in connection with a piggyback registration. We must pay all registration expenses in connection with an abandoned offering in respect of which piggyback registration rights have been exercised.
Additionally, pursuant to the Registration Rights Agreement by and among the Company, Agnico and JPMorgan, dated October 28, 2025, as supplemented by the Amended and Restated Joinder to Registration Rights Agreement, dated December 18, 2025, by and between the Company and Valvino Lamore LP (as supplemented, the “Registration Rights Agreement”), the selling shareholders party thereto are entitled to certain registration rights with respect to the resale of Common Shares and Common Shares issuable upon the exercise of warrants to purchase Common Shares (“Warrants”) held by each (collectively, the “Registrable Securities”). The Registration Rights Agreement provides that we must pay the costs and expenses we incur in connection with the registration and disposition of the Registrable Securities; however, the holders of the Registrable Securities will be responsible for the payment of any underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of such Registrable Securities and fees and disbursements of counsel for any holder of such Registrable Securities.
Such registration rights are subject to the exceptions and conditions set forth in the Paulson Investor Rights Agreement and the Registration Rights Agreement, respectively, which are filed as exhibits to our Annual Report on Form 10-K. The registration rights will expire upon the terms set forth in the Paulson Investor Rights Agreement and the Registration Rights Agreement, respectively.
Listing
Our Common Shares are listed on the TSX under the symbol “PPTA” and on the Nasdaq under the symbol “PPTA”.
Transfer Agent and Registrar
The transfer agent and registrar for our Common Shares is Computershare Investor Services. The transfer agent’s address is Proxy Department, 3rd Floor, 510 Burrard Street, Vancouver, BC V6C 3B9.
24

SELLING SHAREHOLDERS
This prospectus relates to the possible offer and resale from time to time by the Selling Shareholders of up to 50,395,327 of our Common Shares consisting of:
(i)
24,771,542 Common Shares issued to Paulson upon conversion of convertible notes issued in March 2016 and March 2020 or purchased in our August 2021 equity offering;

(ii)
7,575,757 Common Shares issued to Paulson in a private placement that closed on June 16, 2025;

(iii)
7,725,321 Common Shares issued to Agnico and 3,218,884 Common Shares issued to JPMorgan in a private placement that closed on October 28, 2025 (the “October Private Placement”);

(iv)
280,415 Common Shares issued to Agnico in a private placement that closed on October 31, 2025;

(v)
an aggregate of 2,000,000 Common Shares issued to Valvino Lamore LP in private placements that closed on November 19, 2025 and December 18, 2025 (the “November Private Placement” and “December Private Placement,” respectively);

(vi)
2,861,229 Common Shares issuable upon the exercise of Warrants issued to Agnico and 1,192,179 Common Shares issuable upon the exercise of Warrants issued to JPMorgan in the October Private Placement;

(vii)
400,000 Common Shares issuable upon the exercise of Warrants issued to Valvino Lamore LP in the November Private Placement; and

(viii)
370,000 Common Shares issuable upon the exercise of Warrants issued to Valvino Lamore LP in the December Private Placement.

The table below presents information regarding the Selling Shareholders and the Common Shares that each Selling Shareholder may offer from time to time under this prospectus. This table is prepared based on information supplied to us by the Selling Shareholders. The number of shares in the column “Shares Offered Hereby” represents all of the Common Shares that the Selling Shareholders may offer under this prospectus. Each of the Selling Shareholders may sell some, all or none of its shares in this offering. We do not know how long the Selling Shareholders will hold the shares before selling them, and we currently have no agreements, arrangements or understandings with the Selling Shareholders regarding the sale of any of the shares. Except as otherwise described below, based on the information provided to us by the Selling Shareholders, no Selling Shareholder is a broker-dealer or an affiliate of a broker dealer.
Beneficial ownership is determined in accordance with Rule 13d-3(d) promulgated by the SEC under the Exchange Act, and includes Common Shares with respect to which the Selling Shareholder have voting and investment power. The percentage of Common Shares beneficially owned by the Selling Shareholders prior to the offering shown in the table below is based on an aggregate of 124,949,691 Common Shares outstanding on March 24, 2026. The fourth column assumes the sale of all of the shares offered by the Selling Shareholders pursuant to this prospectus.
	Number of Common Shares Beneficially Owned Prior to Offering			Number of Common Shares Beneficially Owned After Offering
Name of Selling Shareholder	Number	%	Shares Offered Hereby	Number	%
Paulson & Co. Inc.(1)	32,347,299	25.89%	32,347,299	—	—%
Agnico Eagle Mines Limited(2)	10,866,965	8.70%	10,866,965	—	—%
JPMorgan Chase Funding, Inc.(3)	4,411,063	3.53%	4,411,063	—	—%
Valvino Lamore LP(4)	2,770,000	2.22%	2,770,000	—	—%

(1)
Paulson is an affiliate of PFR Gold Holdings, LP (“PFR Holdings”), Paulson Partners L.P. (“Paulson Partners”), PFR Gold Fund, L.P. (“PFR Fund”) and Paulson Advantage Plus Master, Ltd. (“Paulson Advantage Plus” and, together with Paulson Partners and PFR Holdings, the “Funds”) and Paulson Advisers III LLC (“Paulson Advisers”). PFR Holdings is the record holder of 20,929,280 Common Shares. Paulson Partners is the record holder of 5,895,507 Common Shares. PFR Fund is the record holder

25

of 966,452 Common Shares. Paulson Advantage Plus is the record holder of 4,556,060 Common Shares. Paulson Advisers furnishes investment advice to and manages PFR Holdings, PFR Fund and Paulson Advantage Plus, and in its role as investment advisor or manager, as applicable, Paulson Advisers possesses voting and investment power over the securities that are owned by PFR Holdings, PFR Fund and Paulson Advantage Plus totaling 26,451,792 Common Shares. Based on information supplied to us by the Selling Shareholder, the aggregate holdings of Paulson and its affiliates is 32,347,299. The principal business address of each of Paulson, the Funds and Paulson Advisers is 15 Exchange Place, Jersey City, New Jersey 07302.
(2)
The shares reported herein include (i) 8,005,736 Common Shares held by Agnico and (ii) 2,861,229 Common Shares issuable to Agnico upon the exercise of the Warrants held by Agnico, which were issued in three tranches and will be exercisable at any time until the first, second and third anniversaries of the closing date of the October Private Placement at prices of $31.46, $34.95 and $38.45 per Common Share, respectively. The beneficial ownership percentage above is calculated on a partially diluted basis assuming the exercise in full of Agnico’s Warrants. The address of Agnico is 145 King Street East, Suite 400, Toronto, Ontario, M5C 2Y7, Canada.

(3)
The shares reported herein include (i) 3,218,884 Common Shares held by JPMorgan and (ii) 1,192,179 Common Shares issuable to JPMorgan upon the exercise of the Warrants held by JPMorgan, which were issued in three tranches and will be exercisable at any time until the first, second and third anniversaries of the closing date of the October Private Placement at prices of $31.46, $34.95 and $38.45 per Common Share, respectively. The shares reported herein exclude 160,569 Common Shares held by JPMorgan Chase & Co. on behalf of certain of its clients, of which JPMorgan Chase & Co. exercises voting discretion with respect to 110,094 of such Common Shares. JPMorgan is a wholly owned subsidiary of JPMorgan Chase & Co. and an affiliate of JPMorgan Securities LLC, a registered broker-dealer. JPMorgan purchased the securities identified in the table above as beneficially owned by it in the ordinary course of business and, at the time of that purchase, had no agreements or understandings, directly or indirectly, with any person to distribute those securities, and it did not receive such securities as underwriting compensation. The beneficial ownership percentage above is calculated on a partially diluted basis assuming the exercise in full of JPMorgan’s Warrants. The address of JPMorgan is 4 Chase Metrotech Center, Brooklyn, New York 11245, and the address of JPMorgan Chase & Co. is 270 Park Avenue, New York, New York 10017.

(4)
The shares reported herein include (i) 2,000,000 Common Shares held by Valvino Lamore LP (“Valvino”) and (ii) an aggregate of 770,000 Common Shares issuable upon the exercise of the Warrants held by Valvino, which consist of (x) 400,000 Common Shares issuable upon the exercise of Warrants issued to Valvino in the November Private Placement, which were issued in three tranches and will be exercisable at any time until the first, second and third anniversaries of the closing date of the November Private Placement at prices of $31.46, $34.95 and $38.45 per Common Share, respectively and (y) 370,000 Common Shares issuable upon the exercise of Warrants issued to Valvino in the December Private Placement, which were issued in three tranches and will be exercisable at any time until December 23, 2026, and on the second and third year anniversaries, respectively, of issuance at exercise prices of $38.93, $43.26 and $47.59 per Common Share, respectively. The beneficial ownership percentage above is calculated on a partially diluted basis assuming the exercise in full of Valvino’s Warrants. Stephen A. Wynn is the Manager of Valvino and has voting or investment control over the shares held by Valvino. The address of Valvino is 1960 S. Ocean Blvd., Palm Beach, FL 33480.

26

PLAN OF DISTRIBUTION
The Selling Shareholders may offer and sell, from time to time, the Common Shares covered by this prospectus. We are required to pay the costs and expenses incident to the registration of the Common Shares to be offered and sold pursuant to this prospectus. The Selling Shareholders will bear all discounts and commissions if any, and transfer taxes attributable to their sale of our Common Shares.
We will not receive any of the proceeds from the sale of the securities by the Selling Shareholders. The aggregate proceeds to the Selling Shareholders will be the purchase price of the securities less any discounts and commissions borne by the Selling Shareholders. The term “Selling Shareholders” includes donees, pledgees, transferees or other successors in interest selling securities received after the date of this prospectus from a Selling Shareholder as a gift, pledge, partnership distribution or other transfer. The Selling Shareholders will act independently of us in making decisions with respect to the timing, manner and size of each sale. Such sales may be made on one or more exchanges or in the over-the-counter market or otherwise, at prices and under terms then prevailing or at prices related to the then current market price or in negotiated transactions. The Selling Shareholders may sell their Common Shares by one or more of, or a combination of, the following methods:
•
on any securities exchange or over-the-counter market on which the Common Shares may be listed or quoted at the time of sale;

•
ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•
to or through underwriters or broker-dealers;

•
block trades in which a broker-dealer may attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•
purchases by a broker-dealer, as principal, and a subsequent resale by the broker-dealer for its account;

•
through trading plans entered into by a Selling Shareholder pursuant to Rule 10b5-1 under the Exchange Act, that are in place at the time of an offering pursuant to this prospectus and any applicable prospectus supplement hereto that provide for periodic sales of their securities;

•
in “at the market” offerings to or through market makers into an existing market for the shares;

•
privately negotiated transactions;

•
through a combination of any such methods; or

•
through any other method permitted under applicable law.

In addition, the Selling Shareholders may from time to time sell Common Shares in compliance with Rule 144 under the Securities Act, if available, or pursuant to other available exemptions from the registration requirements under the Securities Act, rather than pursuant to this prospectus.
To the extent required, this prospectus may be amended or supplemented from time to time to describe a specific plan of distribution. In connection with distributions of the shares or otherwise, the Selling Shareholders may enter into hedging transactions with broker-dealers or other financial institutions. In connection with such transactions, broker-dealers or other financial institutions may engage in short sales of Common Shares in the course of hedging the positions they assume with Selling Shareholders. The Selling Shareholders may also sell Common Shares short and redeliver the shares to close out such short positions. The Selling Shareholders may also enter into option or other transactions with broker-dealers or other financial institutions which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction). The Selling Shareholders may also pledge shares to a broker-dealer or other financial institution, and, upon a default, such broker-dealer or other financial institution, may effect sales of the pledged shares pursuant to this prospectus (as supplemented or amended to reflect such transaction).
A Selling Shareholder may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If an applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this
27

prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by any Selling Shareholder or borrowed from any Selling Shareholder or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from any Selling Shareholder in settlement of those derivatives to close out any related open borrowings of shares. If applicable through securities laws, the third party in such sale transactions will be an underwriter and will be identified in the applicable prospectus supplement (or a post-effective amendment). In addition, any Selling Shareholder may otherwise loan or pledge securities to a financial institution or other third party that in turn may sell the securities short using this prospectus. Such financial institution or other third party may transfer its economic short position to investors in our securities or in connection with a concurrent offering of other securities.
In effecting sales, broker-dealers or agents engaged by the Selling Shareholders may arrange for other broker-dealers to participate. Broker-dealers or agents may receive commissions, discounts or concessions from the Selling Shareholders in amounts to be negotiated immediately prior to the sale.
In offering the securities covered by this prospectus, the Selling Shareholders and any broker-dealers who execute sales for the Selling Shareholders may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. Any profits realized by the Selling Shareholders and the compensation of any broker-dealer may be deemed to be underwriting discounts and commissions.
In order to comply with the securities laws of certain states, if applicable, the securities must be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states the securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.
We have advised the Selling Shareholders that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of securities in the market and to the activities of the Selling Shareholders and their affiliates. In addition, we will make copies of this prospectus available to the Selling Shareholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act. The Selling Shareholders may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the Securities Act.
At the time a particular offer of securities is made, if required, a prospectus supplement will be distributed that will set forth the number of securities being offered and the terms of the offering, including the name of any underwriter, dealer or agent, the purchase price paid by any underwriter, any discount, commission and other item constituting compensation, any discount, commission or concession allowed or reallowed or paid to any dealer, and the proposed selling price to the public. To our knowledge, there are currently no plans, arrangements or understandings between the Selling Shareholders and any underwriter, broker-dealer or agent regarding the sale of our Common Shares by the Selling Shareholders.
28

LEGAL MATTERS
Certain legal matters in connection with the securities will be passed upon by Cozen O’Connor LLP, Vancouver, British Columbia, with respect to Canadian legal matters, and by Hunton Andrews Kurth LLP, Dallas, Texas with respect to U.S. legal matters as our counsel. Any underwriter will be advised about other issues relating to any offering by its own legal counsel.
EXPERTS
The financial statements incorporated in this Prospectus by reference to the Annual Report on Form 10-K for the year ended December 31, 2025 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
The mineral resource and mineral reserve estimates and related information of the Company’s Stibnite Gold Project incorporated by reference herein are based upon analyses performed or overseen by the following Qualified Persons:
•
BBA Consultants International LP;

•
James Norine, Senior Vice President, Projects for Perpetua Resources Corp.; and

•
Christopher Dail, Exploration Manager for Perpetua Resources Idaho, Inc.

Such estimates and related information have been incorporated by reference herein in reliance upon the authority of such firms or individuals as experts in such matters.
James Norine is the Senior Vice President, Projects of the Company. Mr. Norine has been granted restricted share units and performance share units of the Company in the course of his employment but these interests held by Mr. Norine in the Company have at all times represented less than 1% of the issued and outstanding Common Shares of the Company.
Christopher Dail, C.P.G. is the Exploration Manager of the Company and serves as President and sole officer of Idaho Gold Resources Company, LLC, a wholly owned subsidiary of Perpetua. Mr. Dail has been granted stock options, restricted share units and performance share units of the Company in the course of his employment but these interests held by Mr. Dail in the Company have at all times represented less than 1% of the issued and outstanding Common Shares of the Company.
29

PART II.
INFORMATION NOT REQUIRED IN PROSPECTUS
Item 14.   Other Expenses of Issuance and Distribution
The following table sets forth an itemization of all estimated expenses in connection with the issuance and distribution of the securities being registered.
SEC registration fee	$171,693.20*
Legal fees and expenses	**
Accounting fees and expenses	**
Transfer agent and registrar fees and expenses	**
Stock exchange listing fees	**
Trustee fees and expenses	**
Printing, FINRA filing fee (if applicable) and miscellaneous expenses	**
Total	**

*
The SEC registration fee amount listed above relates solely to such fee payable in connection with the registration of Common Shares that may be offered and sold by the Selling Shareholders pursuant to the second prospectus contained in this registration statement. Pursuant to Rule 457(p) under the Securities Act, a portion of such SEC registration fee will be paid by applying the balance of a registration fee paid in connection with a prior registration statement on Form S-3. Pursuant to Rules 456(b) and 457(r) under the Securities Act, the SEC registration fee for the registration of an indeterminable amount of securities under the base prospectus contained herein will be paid at the time of any particular offering of securities under this registration statement, and is therefore not currently determinable.

**
The amount of securities and number of offerings are indeterminable and the expenses cannot be estimated at this time.

Item 15.   Indemnification of Directors and Officers
We are incorporated under the BCBCA and are subject to the provisions of Part 5, Division 5 of the BCBCA. Under Section 160 of the BCBCA, we may, subject to Section 163 of the BCBCA:
(1)
indemnify an individual who:

•
is or was a director or officer of our company;

•
is or was a director or officer of another corporation (i) at a time when such corporation is or was an affiliate of our company; or (ii) at our request; or

•
at our request, is or was, or holds or held a position equivalent to that of, a director or officer of a partnership, trust, joint venture or other unincorporated entity,

and including, subject to certain limited exceptions, the heirs and personal or other legal representatives of that individual (collectively, an “eligible party”), against all eligible penalties to which the eligible party is or may be liable; and
(2)
after final disposition of an eligible proceeding, pay the expenses actually and reasonably incurred by the eligible party in respect of that proceeding, where:

•
“eligible penalty” means a judgment, penalty or fine awarded or imposed in, or an amount paid in settlement of, and eligible proceeding.

•
“eligible proceeding” means a proceeding in which an eligible party or any of the heirs and personal or other legal representatives of the eligible party, by reason of the eligible party being or having been a director or officer of, or holding or having held a position equivalent to that of a director or officer of, our company or an associated corporation (a) is or may be joined as a party, or (b) is or may be liable for or in respect of a judgment, penalty or fine in, or expenses related to, the proceeding.

•
“expenses” includes costs, charges and expenses, including legal and other fees, but does not include judgments, penalties, fines or amounts paid in settlement of a proceeding.

•
“proceeding” includes any legal proceeding or investigative action, whether current, threatened, pending or completed.

Under Section 161 of the BCBCA, and subject to Section 163 of the BCBCA, we must, after the final disposition of an eligible proceeding, pay the expenses actually and reasonably incurred by an eligible party in respect of that proceeding if the eligible party (a) has not been reimbursed for those expenses, and (b) is wholly successful, on the merits or otherwise, in the outcome of the proceeding or is substantially successful on the merits in the outcome of the proceeding.
Under Section 162 of the BCBCA, and subject to Section 163 of the BCBCA, we may pay, as they are incurred in advance of the final disposition of an eligible proceeding, the expenses actually and reasonably incurred by an eligible party in respect of the proceeding, provided that we must not make such payments unless we first receive from the eligible party a written undertaking that, if it is ultimately determined that the payment of expenses is prohibited under Section 163 of the BCBCA, the eligible party will repay the amounts advanced.
Under Section 163 of the BCBCA, we must not indemnify an eligible party against eligible penalties to which the eligible party is or may be liable under Section 160(a) of the BCBCA, or pay the expenses of an eligible party in respect of that proceeding under Sections 160(b), 161 or 162 of the BCBCA, as the case may be, if any of the following circumstances apply:
•
if the indemnity or payment is made under an earlier agreement to indemnify or pay expenses and, at the time that the agreement to indemnify or pay expenses was made, we were prohibited from giving the indemnity or paying the expenses by our Articles;

•
if the indemnity or payment is made otherwise than under an earlier agreement to indemnify or pay expenses and, at the time that the indemnity or payment is made, we are prohibited from giving the indemnity or paying the expenses by our Articles;

•
if, in relation to the subject matter of the eligible proceeding, the eligible party did not act honestly and in good faith with a view to the best interests of our company or the associated corporation, as the case may be; or

•
in the case of an eligible proceeding other than a civil proceeding, if the eligible party did not have reasonable grounds for believing that the eligible party’s conduct in respect of which the proceeding was brought was lawful.

If an eligible proceeding is brought against an eligible party by or on behalf of our company or by or on behalf of an associated corporation, we must not either indemnify the eligible party against eligible penalties to which the eligible party is or may be liable under Section 160(a) of the BCBCA, or pay the expenses of the eligible party under Sections 160(b), 161 or 162 of the BCBCA, as the case may be, in respect of the proceeding.
Under Section 164 of the BCBCA, and despite any other provision of Part 5, Division 5 of the BCBCA and whether or not payment of expenses or indemnification has been sought, authorized or declined under Part 5, Division 5 of the BCBCA, on application of our company or an eligible party, the Supreme Court of British Columbia may do one or more of the following:
•
order us to indemnify an eligible party against any liability incurred by the eligible party in respect of an eligible proceeding;

•
order us to pay some or all of the expenses incurred by an eligible party in respect of an eligible proceeding;

•
order the enforcement of, or payment under, an agreement of indemnification entered into by us;

•
order us to pay some or all of the expenses actually and reasonably incurred by any person in obtaining an order under Section 164 of the BCBCA; or

•
make any other order the court considers appropriate.

Section 165 of the BCBCA provides that we may purchase and maintain insurance for the benefit of an eligible party or the heirs and personal or other legal representatives of the eligible party against any liability that may be incurred by reason of the eligible party being or having been a director or officer of, or holding or having held a position equivalent to that of a director or officer of, our company or an associated corporation.
Under our Articles, and subject to the BCBCA, we must indemnify a director, former director or alternate director and his or her heirs and legal personal representatives against all eligible penalties to which such person is or may be liable, and we must, after the final disposition of an eligible proceeding, pay the expenses actually and reasonably incurred by such person in respect of that proceeding. Each director and alternate director is deemed to have contracted with our company on the terms of the indemnity contained in our Articles.
Under our Articles, and subject to the BCBCA, we may agree to indemnify and may indemnify any person (including an eligible party). We have entered into indemnity agreements with certain of our directors and officers.
Pursuant to our Articles, the failure of an eligible party to comply with the BCBCA or our Articles does not, of itself, invalidate any indemnity to which he or she is entitled under our Articles.
Under our Articles, we may purchase and maintain insurance for the benefit of a person (or his or her heirs or legal personal representatives) who:
•
is or was a director, alternate director, officer, employee or agent of our company;

•
is or was a director, alternate director, officer, employee or agent of another corporation (i) at a time when such corporation is or was an affiliate of our company; or (ii) at our request, or

•
at our request, is or was, or holds or held a position equivalent to that of, a director, alternate director or officer of a partnership, trust, joint venture or other unincorporated entity,

against any liability incurred by him or her as a director, alternate director, officer, employee or agent or person who holds or held such equivalent position.
We have entered into indemnity agreements with each of our current directors (the “Indemnity Agreements”) and employment agreements containing indemnification provisions with three of our executive officers, Jonathan Cherry, President and Chief Executive Officer, Mark Murchison, Chief Financial Officer, and Gregory A. Fontaine, Senior Vice President and General Counsel (the “Employment Agreements”), to provide these directors and executive officers additional contractual assurances regarding the scope of the indemnification set forth in our Articles and to provide additional procedural protections, subject to certain exceptions described below. The Indemnity Agreements, among other things, require us to indemnify each director to the fullest extent permitted by law, including but not limited to the indemnity under the Act, our Notice of Articles and Articles and the indemnity agreement, from and against any and all losses (including all costs, disbursements, charges, awards, expenses, losses, damages (including punitive and exemplary), fees (including any legal, professional or advisory fees or disbursements), liabilities, amounts paid to settle or dispose of any claim or satisfy any judgment, fines, penalties or liabilities) which the director may reasonably suffer, sustain, incur or be required to pay in respect of any claim arising out of the person’s services as a director. Similarly, the Employment Agreements require us to indemnify each of the aforementioned executive officers to the fullest extent permitted by law, including but not limited to the indemnity under the Act, our Notice of Articles and Articles, and the Articles of Incorporation and Bylaws of Perpetua Resources Idaho Inc., our wholly owned subsidiary, with respect to all liabilities and reasonable expenses which the officer may incur in any threatened, pending or completed action, suit or proceeding arising out of such officer’s services as an officer. The indemnity provided under the Indemnity Agreements and Employment Agreements will only be available if the applicable director or executive officer (the “Indemnified Party”) was acting honestly and in good faith with a view to the best interests of the Company in relation to the subject matter of the claim; and, in the case of a proceeding that is not a civil action/proceeding, the Indemnified Party had reasonable grounds for believing that the Indemnified Party’s conduct in respect of which the action/proceeding was brought was lawful.
Pursuant to the Indemnity Agreements, the Company has also agreed to maintain the coverage provided by directors’ and officers’ insurance policy listed therein and, in the event that such policy is discontinued for any reason, or in the event of a merger, amalgamation, take-over bid, arrangement, recapitalization, consolidation, liquidation, wind-up, dissolution, share exchange, material sale of assets or similar transaction in respect of the Company, the Company will cause to be purchased, maintained and administered for a period of six years after such discontinuance, insurance for the benefit of the Indemnified Party (the “Run-Off Coverage”), on similar terms to the extent permitted by law and provided such Run-Off Coverage is available on commercially acceptable terms and premiums (as determined by the board of directors in its reasonable and good faith opinion), provided that the premiums for the Run-Off Coverage will be deemed to be commercially acceptable if the total premiums for such Run-Off Coverage do not exceed 300% of annual premiums under the Policy at the time they are discontinued). The Employment Agreements also require the Company to maintain directors’ and officers’ insurance policy coverage. Pursuant to the terms of the Employment Agreements, each of the aforementioned executive officers is entitled to coverage under such policy on the same terms and conditions (including, without limitation, with respect to scope, exclusions, amounts and deductibles) as are available to other senior executives, during such executive’s employment and for a period of six years after the termination of employment. We are also required to maintain a customary, industry-standard Employed Lawyers Professional Liability insurance policy for Mr. Fontaine during Mr. Fontaine’s employment and for six years thereafter.
Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act, and is therefore unenforceable.
Item 16.   Exhibits
The following documents are filed as exhibits to this registration statement, including those exhibits incorporated herein by reference to a prior filing Perpetua Resources Corp. under the Securities Act or the Exchange Act as indicated in parentheses:
Exhibit Number	Exhibits
1.1*	Form of Underwriting Agreement.
3.1	Certificate of Incorporation of Perpetua Resources Corp. (incorporated by reference to Exhibit 4.1 of the Company’s Registration Statement on Form S-8 (File No. 333-255147) filed with the SEC on April 9, 2021).
3.2	Notice of Articles and Articles filed under the Business Corporations Act (British Columbia) (incorporated by reference to Exhibit 4.2 of the Company’s Registration Statement on Form S-8 (File No. 333-255147) filed with the SEC on April 9, 2021).
3.3	Certificate of Change of Name (incorporated by reference to Exhibit 4.3 of the Company’s Registration Statement on Form S-8 (File No. 333-255147) filed with the SEC on April 9, 2021).
3.4	Amendment to Articles, dated May 25, 2022 (incorporated by reference to Exhibit 3.1 of the Company’s Current Report on Form 8-K, filed with the SEC on May 27, 2022).
4.1	Description of Common Shares (incorporated by reference to Exhibit 4.1 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on March 31, 2026).
4.2	Form of Indenture (incorporated by reference to Exhibit 4.2 of the Company’s Registration Statement on Form S-3 (File No. 333-266071) filed with the SEC on October 27, 2022).
4.3*	Form of Debt Security
4.4*	Form of Warrant Agreement.
4.5*	Form of Warrant Certificate.
4.6*	Form of Subscription Receipt Agreement.
4.7*	Form of Unit Agreement.
4.8	Amended and Restated Investor Rights Agreement between Midas Gold Corp., Idaho Gold Resources Company, LLC and Paulson & Co. Inc., dated March 17, 2020 (incorporated by reference to Exhibit 99.50 of the Company’s Registration Statement on Form 40-F (File No. 000-56206) filed with the SEC on September 23, 2020).

Exhibit Number	Exhibits
4.9	Registration Rights Agreement, entered into by and among the Company, Agnico and JPMorgan on October 28, 2025 (incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K, filed with the SEC on October 28, 2025).
4.10	Amended and Restated Joinder to Registration Rights Agreement, entered into by the Company and Valvino Lamore LP on December 18, 2025 (incorporated by reference to Exhibit 10.2 of the Company’s Annual Report on Form 10-K, filed with the SEC on March 31, 2026).
4.11	Form of Common Stock Purchase Warrant (incorporated by reference to Exhibit 4.2 of the Company’s Current Report on Form 8-K, filed with the SEC on October 28, 2025).
5.1	Opinion of Cozen O’Connor LLP as to the legality of the securities being registered.
5.2	Opinion of Hunton Andrews Kurth LLP as to the legality of the securities being registered.
23.1	Consent of PricewaterhouseCoopers LLP.
23.2	Consent of Cozen O’Connor LLP (included as part of its opinion filed as Exhibit 5.1).
23.3	Consent of Hunton Andrews Kurth LLP (included as part of its opinion filed as Exhibit 5.2).
23.4	Consent of BBA Consultants International LP.
23.5	Consent of James Norine.
23.6	Consent of Christopher Dail.
24.1	Powers of Attorney (included on signatures pages of this registration statement).
107	Filing Fee Table.

*
To be filed, if necessary, by amendment or as an exhibit to a current report on Form 8-K of Perpetua in connection with the issuance of the applicable securities.

Item 17.   Undertakings
The undersigned registrant hereby undertakes:
(1)
To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)
To include any prospectus required by Section 10(a)(3) of the Securities Act;

(ii)
To reflect in the prospectus any facts or events arising after the effective date of this registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii)
To include any material information with respect to the plan of distribution not previously disclosed in this registration statement or any material change to such information in this registration statement;

provided, however, that paragraphs (1)(i), (1)(ii) and (1)(iii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

(2)
That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3)
To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4)
That, for the purpose of determining liability under the Securities Act to any purchaser:

(i)
Each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(ii)
Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which the prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of this registration statement or made in a document incorporated or deemed incorporated by reference into this registration statement or prospectus that is a part of this registration statement will, as to a purchaser with a time of contract sale prior to such effective date, supersede or modify any statement that was made in this registration statement or prospectus that was a part of this registration statement or made in any such document immediately prior to such effective date.

(5)
That, for the purpose of determining liability of the registrant under the Securities Act to any purchaser in the initial distribution of the securities, in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i)
Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii)
Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii)
The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv)
Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(6)
That, for purposes of determining any liability under the Securities Act, each filing of the registrant’s annual report pursuant to Section 13(a) or 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(7)
Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted against the registrant by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

(8)
That:

(i)
For purposes of determining any liability under the Securities Act, (i) the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act, shall be deemed to be part of this registration statement as of the time it was declared effective, and

(ii)
For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(9)
The undersigned registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the Commission under section 305(b)(2) of the Trust Indenture Act.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, Perpetua Resources Corp. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boise, State of Idaho, on March 31, 2026.
PERPETUA RESOURCES CORP.
By:
/s/ Jonathan Cherry

Name:
Jonathan Cherry

Title:
President, Chief Executive Officer and Director

POWER OF ATTORNEY
Each person whose signature appears below constitutes and appoints Jonathan Cherry and Mark Murchison, and each of them, as his or her true and lawful attorneys-in-fact and agents, each with the full power of substitution, for him or her and in his or her name, place or stead, in any and all capacities, to sign any and all amendments to this registration statement (including post-effective amendments), and to sign any registration statement for the same offering covered by this registration statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act, and all post-effective amendments thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary and desirable to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all the said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on March 31, 2026.
Signature	Title
/s/ Jonathan Cherry Jonathan Cherry	President, Chief Executive Officer and Director (Principal Executive Officer)
/s/ Mark Murchison Mark Murchison	Chief Financial Officer (Principal Financial and Accounting Officer)
/s/ Marcelo Kim Marcelo Kim	Chairman of the Board of Directors
/s/ Andrew Cole Andrew Cole	Member of the Board of Directors
/s/ Bob Dean Bob Dean	Member of the Board of Directors
/s/ Laura Dove Laura Dove	Member of the Board of Directors

Signature	Title
/s/ Rich Haddock Rich Haddock	Member of the Board of Directors
/s/ Jeff Malmen Jeff Malmen	Member of the Board of Directors
/s/ Chris J. Robison Chris J. Robison	Member of the Board of Directors
/s/ Alex Sternhell Alex Sternhell	Member of the Board of Directors

AUTHORIZED REPRESENTATIVE
Pursuant to the requirements of the Securities Act, the undersigned certifies that it is the duly authorized United States representative of Perpetua Resources Corp. and has duly caused this Registration Statement to be signed on behalf of it by the undersigned, thereunto duly authorized, in the City of Boise, State of Idaho, on March 31, 2026.
PERPETUA RESOURCES IDAHO INC.
By:
/s/ Jonathan Cherry

Name:
Jonathan Cherry

Title:
President & Chief Executive Officer